[MFS logo]

                      MFS(R)/
                      FOREIGN &
                      COLONIAL
                      INTERNATIONAL
                      FUNDS


[photo of Bogota, Colombia]






                      MFS(R)/                              Annual Report
                      Foreign & Colonial                   for Year Ended
                      Emerging Markets                     May 31, 1997
                      Equity Fund


                      MFS(R)/
                      Foreign & Colonial
                      International Growth
                      and Income Fund


                      MFS(R)/
                      Foreign & Colonial
                      International
                      Growth Fund

Table of Contents

Letter from the Chairman    .......................................      1

MFS(R)/Foreign & Colonial International Funds Overview   ..........      2

Investment Strategies    ..........................................      3

Portfolio Managers' Profiles   ....................................   4, 6

Fund Facts   ......................................................      9

MFS(R)/Foreign & Colonial Emerging Markets Equity Fund
  Performance Summary    ..........................................     10
  Portfolio Concentration   .......................................     12
  Tax Form Summary ................................................     12
  Portfolio of Investments  .......................................     13

MFS(R)/Foreign & Colonial International Growth and Income Fund
  Performance Summary    ..........................................     16
  Portfolio Concentration   .......................................     18
  Tax Form Summary ................................................     18
  Portfolio of Investments  .......................................     19

MFS(R)/Foreign & Colonial International Growth Fund
  Performance Summary    ..........................................     22
  Portfolio Concentration   .......................................     24
  Tax Form Summary ................................................     24
  Portfolio of Investments  .......................................     25

Financial Statements  .............................................     29

Notes to Financial Statements  ....................................     35

Report of Independent Auditors    .................................     42

It's Easy to Contact Us  ..........................................     43

The MFS Family of Funds(R)    .....................................     44

Trustees and Officers .............................................     45



Cover Photo: Bogota, Colombia


Highlights


[bullet] Several emerging-country equity markets are outperforming the strong
         U.S. stock market, as these countries reap the benefits of both their own economic growth and that of developed countries.

[bullet] The renewed strength of the U.S. dollar versus the Japanese yen resulted in a strong performance from Japanese blue-chip stocks, many of which reached all-time highs.

[bullet] Uncertainty over monetary union continued to be a factor in European markets, although some European stocks, such as Volkswagen, performed well as they benefited from restructuring.

[bullet] As of May 31, 1997, assets in the three MFS/F&C funds exceeded $241 million, a 30% increase over the past six months, reflecting a growing interest in international investing.

Letter from the Chairman


[photo of A. Keith Brodkin]

Dear Shareholders:

We are pleased to report that, in their second full year of operation, the MFS/Foreign & Colonial (F&C) International Funds continue to see a steady growth of assets thanks to investors' renewed interest in international securities markets, particularly the increasingly vibrant emerging markets.

     In fact, in what may be one of the biggest investment stories of the past year, some rapidly growing emerging-country equity markets are outperforming the strong U.S. stock market. Many of these countries are not only reaping the benefits of their own economic growth, they are also benefiting from demands for their services and manufactured goods by developed countries. This trend is reflected in the performance of MFS(R)/Foreign & Colonial Emerging Markets Equity Fund, whose performance within this category has been quite favorable.

     Assets for the three MFS/F&C funds have reached over $241 million -- a 30% increase since November 1996. This growing interest in international investing has come in spite of the continuing strength of the U.S. equity market. We regard this as a sign of investors' understanding of the need for diversification across a range of global markets as well as their belief that, in time, the recent trend of underperformance by international markets will begin to reverse itself. Before the recent upsurge in U.S. equities, many overseas markets were outperforming the U.S. market, a situation we expect to see again, particularly as investors continue to seek the world's highest-growth areas.

     We are pleased to report that Arnab Kumar Banerji, chief investment officer of Foreign & Colonial Emerging Markets Ltd. and portfolio manager of MFS/Foreign & Colonial Emerging Markets Equity Fund, has accepted the additional responsibility of chief investment officer of Foreign & Colonial Management Ltd. Dr. Banerji succeeds Tony Thomson, whom we thank for his contribution in helping launch the MFS/F&C funds.

     Also, we would like to remind investors using annuities for their long-term, tax-deferred retirement investing that MFS/Foreign & Colonial Emerging Markets Equity Series, MFS(R)/Foreign & Colonial International Growth and Income Series, and MFS(R)/Foreign & Colonial International Growth Series are available as part of the MFS Regatta Gold(R) annuity.

     This annual report to shareholders covers all three MFS/F&C funds. Each of these funds has varying objectives, which are outlined on page 9 of this report.

     We appreciate your support and welcome any questions or comments you may have.


Respectfully,


/s/A. Keith Brodkin
A. Keith Brodkin
Chairman and President


June 12, 1997

MFS/Foreign & Colonial International Funds Overview


[photo of Arnab Kumar Banerji]



Dear Shareholders:

Liquidity continued to underpin international equity markets over the past year, while disinflationary forces remained in place despite somewhat stronger world economic growth. International markets experienced increased volatility following the interest-rate increase by the U.S. Federal Reserve Board in February, which also caused a setback for the bond markets.

     One of the major events in international markets over this period was the strength of the U.S. dollar versus the Japanese yen. The yen started the year at just under 116 to the dollar and fell to a low of 127 on May 2, 1997, a fall of just under 10%. This weakening resulted in a strong performance from Japanese blue-chip stocks, many of which reached all-time highs. The story in the financial services sector was somewhat different. On top of bad-debt worries, this sector was rocked by the "sokaiya" racketeering scandal at Nomura Securities.

     In continental Europe, uncertainty over European monetary union (EMU) remained. Slow growth in Germany raised the prospect that this key EMU member would have to be creative with its accounting policies in order to meet the Maastricht criteria, allowing weaker members such as Italy to join at the first stage. However, some European stocks such as Volkswagen performed well as restructuring gathered pace. Growth in continental Europe remained weak relative to the United States and the United Kingdom, and there appears to be little need for interest rates to rise in the near term.

     In the United Kingdom, the strength of sterling hit some exporters, resulting in lower profits. The economy remained robust, and interest rates we believe are set to continue their upward trend to offset inflation. The market is likely to experience some volatility following the new Labor Party's first budget, which is expected to detail the proposed windfall tax on privatized utilities.

     As an asset class, emerging markets performed well over the past 12 months, although Southeast Asia severely underperformed Latin America and Eastern Europe. Structural imbalances have led to sharp falls in markets such as Korea and Thailand. On the other hand, markets such as Brazil, Mexico, Russia, and Egypt, driven by significant shifts in their economic policies and relative political stability, have moved smartly higher.


Respectfully,


/s/Arnab Kumar Banerji
Arnab Kumar Banerji
Chief Investment Officer
Foreign & Colonial Management Ltd.

Investment Strategies
MFS/Foreign & Colonial Emerging Markets Equity Fund


[photo of Jeff Chowdhry]
     Jeff Chowdhry


For the 12 months ended May 31, 1997, Class A shares of the Fund provided a total return of 16.43%, Class B shares 15.87%, Class C shares 15.97%, and Class I shares 16.67%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 10.90% return for the Lipper Emerging Markets Funds Index (the Lipper Index) and to a 7.76% return for the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index. The Lipper mutual fund indices are unmanaged indices of the largest qualifying mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends, while the MSCI EMF Index is a broad, unmanaged, market-capitalization-weighted index of equities in emerging markets. It is not possible to invest directly in an index.

     Emerging markets have shown much better performance over the past year after a generally poor performance in 1994 and 1995. The Fund has outperformed the MSCI EMF Index by having above-index weightings in most of Latin America, including Brazil, Mexico, Colombia, and Peru, and below-index weightings in Korea and South Africa. The Fund has outperformed the Lipper Index primarily due to its higher weightings in Brazil, Mexico, Colombia, Russia, Egypt, and Morocco and its lower weightings in Malaysia, Indonesia, Thailand, and the Philippines.

     The Fund remains well diversified at the country level, with major industry weightings in telecommunications, banking, electric utilities, and food and beverages. The largest country weightings are Brazil, Mexico, Hong Kong, and India. Within Asia, we have sold most of our investments in Thailand, Korea, the Philippines, and Indonesia, preferring instead Hong Kong, which is being re-rated upward as the handover to China in mid-1997 approaches. We also remain positive on India due to improving domestic liquidity and falling interest rates. Elsewhere in Asia, we remain cautious, given our concern that structural imbalances in that region's economies may continue to have a negative impact on their stock markets.

     We remain, on the whole, positive on other emerging market countries. Our largest position in Latin America remains in Brazil, where interest rates have been easing steadily and reforms are continuing while the stock market continues to rise on the back of strong earnings growth. We are also positive on the smaller Latin American markets of Colombia and Peru. In Colombia, political worries have overshadowed what we believe are an improving inflation environment and very attractive valuations. In Peru, economic growth is among the best in the region, while valuations remain among the lowest.

     In other emerging markets, Russia, Egypt, Portugal, and Greece deserve special mention. Russia was among the best-performing markets in the world in 1996 and continues to move strongly higher in 1997, primarily due to continued liberalization at the political and company level. The Egyptian economy is the strongest in the Middle East as a result of efforts by the current administration to introduce large-scale privatization of state-run companies. Portugal has demonstrated over the past 12 months that its management of its economy is among the best in western Europe. This has been validated by the MSCI, which recently announced that Portugal's stock market will be in its developed, rather than emerging market, index series beginning in December 1997. Greece is another country that has decided on an accelerated reform program following

MFS/Foreign & Colonial Emerging Markets Equity Fund

the landslide victory by Prime Minister Simitis in September last year, which has led to inflation and interest rates. Having been cautious on the South African stock market for most of the past year, we are now seeing some value there following the sharp fall of the rand and the likely peaking in inflation and interest rates.

     Looking forward, we would expect to build up positions in South Africa and will be monitoring our underweighted position in Asia very closely for signs of a turn. Our positive stance toward Latin America is likely to be maintained, although some trimming back of positions may be appropriate later this year.


Respectfully,


/s/Arnab Kumar Banerji      /s/Jeff Chowdhry
Arnab Kumar Banerji         Jeff Chowdhry
Portfolio Manager           Portfolio Manager


Portfolio Managers' Profiles

Arnab Kumar Banerji is Chief Investment Officer of Foreign & Colonial Management Ltd. Dr. Banerji earned degrees in physiology and medicine from Oxford University before entering the investment management business with J. Henry Schroder Wagg in London. He left that firm to become a research analyst and later director of Nomura Securities before moving to Citibank Global Asset Management to set up their Emerging Markets operation, which he headed until 1993, when he joined Foreign & Colonial.

 Jeff Chowdhry is a Director and Global Funds Manager of Foreign & Colonial Emerging Markets Ltd. Mr. Chowdhry joined Foreign & Colonial in 1994 from BZW Investment Management in London, where he was a Director in the Emerging Markets Division. Mr. Chowdhry is a graduate of Brunel University and has a Master of Business Administration degree from Kingston Business School.

MFS/Foreign & Colonial International Growth and Income Fund

[photo of June Scott]
     June Scott

For the 12 months ended May 31, 1997, Class A shares of the Fund provided a total return of 2.88%, Class B shares 2.33%, Class C shares 2.61%, and Class I shares 2.88%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 15.56% return for the Lipper International Funds Index and to a 6.24% return for a blend (70% and 30%) of the unmanaged MSCI EAFE (Europe, Australia, Far East) Index and the J.P. Morgan Global Bond Index (the Morgan Index). The EAFE Index is an unmanaged index of international stocks, while the Morgan Index is an unmanaged index of bonds issued from 13 countries with remaining maturities of at least one year.

     The major feature in international markets over the past year was the strength of the dollar, particularly against the Japanese yen, the German mark, and the French franc. In January, half of the yen exposure and three-quarters of the mark and franc exposures were hedged into dollars. Stronger growth in the United States, weakness in the Japanese economy, and uncertainties in Europe concerning EMU supported a stronger dollar, and we expect this dollar strength to continue.

[photo of Ian K. Wright]
    Ian K. Wright

     The performance of Japanese equities during this period was a good illustration of the current three-tier market: the international "nifty fifty" blue chips such as Canon and TDK, which outperformed the market; the heavily sold-off cyclicals; and the underperforming financial services sector. Japanese blue-chip stocks were the main beneficiaries of the weak Japanese currency, with many reaching all-time highs. The Fund held several of these stocks and benefited from this upswing. Going forward, we expect the "nifty fifty" stocks to continue to do well.

     The U.K. market performed well, and sterling remained strong despite the prospect of a left-wing victory in the general election. Economic growth was strong, and the interest-rate cycle has turned. However, companies with high overseas earnings are beginning to feel the effects of the strong currency, and profit warnings are starting to come through. We believe that the portfolio should benefit from the mini-consumer boom likely to be generated by the windfalls resulting from the public offerings of several building societies (savings and loans). However, the market is likely to experience some uncertainty following Labor's first budget in July.

[photo of Richard O. Hawkins]
      Richard O. Hawkins

     Economic growth and the equity markets in continental Europe continued to be affected by fiscal restraint as member states struggled to meet the Maastricht criteria. In France, an unexpected general election was called for late May/early June. This was a gamble by the French President, Jacques Chirac, in the vain hope that a right-wing government would be returned with a sufficient majority to push through the economic policies necessary for monetary union. In Germany, a row erupted between the government and the Bundesbank over revaluation of gold reserves that might be used to reduce the budget deficit. This led to accusations of financial dishonesty and increased the chance that some of the weaker European countries, such as Italy, would be included in the first round of EMU. The outlook for Europe remains uncertain, with political upheavals, high unemployment, and EMU concerns on the horizon.
     Asian markets have shown a mixed performance over the past year. Hong Kong has performed well due to positive sentiment over the imminent handover to China. Other markets, however, have not performed as well due to worries over high valuation levels.

MFS/Foreign & Colonial International Growth and Income Fund

     The fixed-income portion of the Fund reflects a neutral weighting among Europe, Japan, the United States, and the other dollar-bloc countries. U.S. interest rates appear increasingly attractive from a global perspective. Hence, we anticipate increasing the weighting in the dollar bloc relative to Europe once the pickup in core European growth is confirmed and the U.S. market adjusts to the Federal Reserve Board's tighter policy. In the meantime, we are maintaining a defensive posture with respect to duration, or interest-rate sensitivity, in both the dollar bloc and Europe.
     The Fund remains overweighted in Australian bonds because we believe current yield spreads reflect undue fears of a rate hike. Within Europe, several potential developments suggest possible opportunities: the return of the single-currency theme to the market, which would help potential entrants such as Ireland and Spain; the likelihood of interest-rate cuts in Italy, Spain, and possibly Sweden; and a more attractive U.K. market following the election and moderate interest-rate hikes. Despite extremely low absolute yields, the Japanese bond market should be well supported by accommodative monetary policy and domestic institutional flows. Although some of the forces pushing the dollar up are waning, we believe it should remain firm due to capital inflows induced by favorable interest rates and moderate growth.


Respectfully,


/s/June Scott         /s/Ian K. Wright          /s/Richard O. Hawkins
June Scott            Ian K. Wright             Richard O. Hawkins
Portfolio Manager     Portfolio Manager         Portfolio Manager


Portfolio Managers' Profiles

June Scott is a Global Funds Manager of Foreign & Colonial Management Ltd. A graduate of London Guildhall University, Ms. Scott joined Foreign & Colonial in 1995 after completing her M.B.A. at the London Business School. Ms. Scott worked previously as a Quantitative Portfolio Analyst in the Equity Research Group at J.P. Morgan Investment Management in London.

 Ian K. Wright is a Director of Foreign & Colonial Management Ltd. Mr. Wright joined Foreign & Colonial in 1981. He heads up Foreign & Colonial's Japanese equity investment team and is the manager of the Foreign & Colonial Pacific Investment Trust. He is a graduate of the University of Southampton and is an Associate of the Institute of Actuaries.

 Richard O. Hawkins joined MFS in 1988 as Assistant Vice President - Investments. A graduate of Brown University and the University of Pennsylvania's Wharton Graduate School of Business Administration, he was named Vice President - Investments in 1991 and Senior Vice President in 1993. On January 1, 1996, Mr. Hawkins became Director of the International Fixed Income Department of MFS.

MFS/Foreign & Colonial International Growth Fund

For the 12 months ended May 31, 1997, Class A shares of the Fund provided a total return of 2.13%, Class B shares 1.56%, Class C shares 1.82%, and Class I shares 2.31%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 15.56% return for the Lipper International Funds Index and to a 7.88% return for the unmanaged MSCI EAFE Index.

     The Fund's exposure to smaller companies was reduced over the past 12 months, from 45% of assets to just over 30%. The money raised from this asset-allocation shift was reinvested into blue-chip stocks. With liquidity driving equity markets and deregulation and restructuring gathering pace, we felt that blue chips would benefit more than smaller companies. Investors tend to focus on larger, more liquid stocks when trying to invest large sums of money, and restructuring tends to benefit larger companies with more room to cut costs. During January, half of the Japanese yen exposure and three-quarters of the German mark and French franc exposures were hedged into U.S. dollars. Stronger growth in the United States, weakness in the Japanese economy, and uncertainties in Europe concerning EMU all supported a strong dollar.

     The Fund's weighting in Japan is similar to that of other funds in its Lipper universe. Japanese blue-chip stocks with overseas exposure such as Canon and TDK, both held in the Fund, continue to set all-time highs due to the yen's weakness. The Fund's weighting in smaller Japanese companies has been reduced. These companies continue to suffer from weak investor sentiment and, being domestically oriented, have failed to benefit from the weak currency.

     In the United Kingdom, we believe economic fundamentals remain strong, although interest rates will almost certainly have to rise in the second or third quarter in order to head off inflation. This, together with uncertainties regarding the new government, the impact of a strong sterling on corporate earnings, and volatility in the European and U.S. markets, may impact equities in the short term. One of the best-performing sectors in the U.K. market has been the banking sector. The Fund owns shares in Lloyds Bank, which is a quality company with the fastest earnings growth in the sector and one of the most profitable banks in the world. This stock is also benefiting from the technical squeeze in the banking sector as index funds scramble to increase their weightings in banks ahead of the public offerings of several building societies (savings and loans).

     Within continental Europe, growth remains weak relative to the United States and the United Kingdom, and we see little need for interest rates to rise in the near term. Worries over EMU continue, with the major concern being whether or not it can proceed on time and in what form. Meanwhile, corporate restructuring in Germany is beginning to gather pace. Volkswagen, a company held in the Fund, has re-engineered its manufacturing process and can now produce its main model, the VW Golf, in 17 hours, compared with the 34 hours it used to take. All Volkswagen models are now produced from only four platforms, which has significantly reduced costs.

MFS/Foreign & Colonial International Growth Fund

     The Fund continues to have a sizable exposure to emerging markets, with a tilt toward Latin America. Brazil is our favored market due to falling inflation rates and structural changes in the telecommunications sector, in which Telebras is a core holding. The Fund has also benefited from its exposure to Eastern Europe, where the Russian economy, in particular, has moved sharply upwards.


Respectfully,


/s/June Scott          /s/Ian K. Wright
June Scott             Ian K. Wright
Portfolio Manager      Portfolio Manager

Fund Facts

MFS/Foreign & Colonial Emerging Markets Equity Fund

Strategy:                The investment objective of Emerging Markets Equity
                         Fund is capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of issuers whose principal activities are located in emerging market countries.

Commencement of
investment operations:   Class A: October 24, 1995
                         Class B:  October 24, 1995
                         Class C:  June 27, 1996
                         Class I:  January 2, 1997
Size:                    $91.5 million net assets as of May 31, 1997

MFS/Foreign & Colonial International Growth and Income Fund


Strategy:                The investment objective of International Growth and
                         Income Fund is capital appreciation and current income.
                         The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of issuers whose principal activities are outside the United
                         States.

Commencement of
investment operations:   Class A: October 24, 1995
                         Class B:  October 24, 1995
                         Class C:  July 1, 1996
                         Class I:  January 2, 1997
Size:                    $29.4 million net assets as of May 31, 1997

MFS/Foreign & Colonial International Growth Fund


Strategy:                The investment objective of International Growth Fund
                         is capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies whose principal activities are outside the United States and which are growing at rates expected to be well above the growth rate of the overall U.S. economy.

Commencement of
investment operations:   Class A: October 24, 1995
                         Class B:  October 24, 1995
                         Class C:  July 1, 1996
                         Class I:  January 2, 1997
Size:                    $122.2 million net assets as of May 31, 1997

Performance Summary
MFS/Foreign & Colonial Emerging Markets Equity Fund

The information below illustrates the historical performance of MFS/Foreign & Colonial Emerging Markets Equity Fund - Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in loads and fees paid by shareholders investing in the different classes. It is not possible to invest directly in an index.

[TABULAR REPRESENTATION OF LINE CHART]

Growth of a Hypothetical $10,000 Investment
(For the period from November 1, 1995, through May 31, 1997)

                                         MFS/F&C Emerging
              Lipper Emerging        Markets Equity Fund --       Consumer Price       MSCI EMF
            Markets Funds Index             Class A                Index -- U.S.        Index
            -------------------      ----------------------       --------------       ---------
11/1/95          10000                       9524                     10000              10000
5/31/96          11281                      10499                     10214              10847
5/31/97          13999                      12224                     10465              11456


Average Annual Total Returns as of May 31, 1997                                 1 Year   Life of Fund*
------------------------------------------------------------------------------------------------------
MFS/F&C Emerging Markets Equity Fund (Class A) including 4.75% sales charge
 (SEC results)                                                                  +10.92%     +13.35%
------------------------------------------------------------------------------------------------------
MFS/F&C Emerging Markets Equity Fund (Class A) at net asset value               +16.43%     +16.85%
------------------------------------------------------------------------------------------------------
MFS/F&C Emerging Markets Equity Fund (Class B) with CDSC (SEC results)          +11.87%     +13.95%
------------------------------------------------------------------------------------------------------
MFS/F&C Emerging Markets Equity Fund (Class B) at net asset value               +15.87%     +16.24%
------------------------------------------------------------------------------------------------------
MFS/F&C Emerging Markets Equity Fund (Class C) with CDSC (SEC results)          +14.96%     +16.30%
------------------------------------------------------------------------------------------------------
MFS/F&C Emerging Markets Equity Fund (Class C) at net asset value               +15.97%     +16.30%
------------------------------------------------------------------------------------------------------
MFS/F&C Emerging Markets Equity Fund (Class I) at net asset value               +16.67%     +17.00%
------------------------------------------------------------------------------------------------------
MSCI EMF Index+                                                                 + 7.76%     + 8.87%
------------------------------------------------------------------------------------------------------
Lipper Emerging Markets Funds Index++                                           +10.90%     +16.30%
------------------------------------------------------------------------------------------------------
Consumer Price Index**+                                                         + 2.47%     + 2.88%
------------------------------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1997.

 +Source: CDA/Wiesenberger.

++Source: Lipper Analytical Services.

**The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 4.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares, which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to the commencement of offering of Class C shares. Operating expenses attributable to Class C shares are not significantly different than those of Class B shares. The Class B share performance included in the Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class C shares rather than the CDSC generally applicable to Class B shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included in the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

Portfolio Concentration as of May 31, 1997
MFS/Foreign & Colonial Emerging Markets Equity Fund

Country Weightings (% of Net Assets)


[TABULAR REPRESENTATION OF PIE CHART]

Other                 36.6%
Brazil                14.0%
Mexico                10.0%
Hong Kong              6.9%
India                  6.2%
South Africa           5.5%
Portugal               4.6%
Russia                 4.5%
Greece                 4.0%
Argentina              4.0%
Egypt                  3.7%

For a more complete breakdown, refer to the Portfolio of Investments.

Top 5 Industry Weightings           (% of Net Assets)
Communications                           18.9%
Banking                                  14.6%
Electricity, Gas, or Sanitation          11.3%
Food and Kindred Products                 7.4%
Petroleum Refining                        5.8%



Top 10 Holdings

Telecomunicacoes Brasileiras
Brazilian telecommunications company

Petroleo Brasileiro
Brazilian petroleum and natural
gas company

Taipei Fund
Closed-end Taiwan country fund

Telefonos de Mexico
Mexican telecommunications company

Compania Anonima Nacional Telefonos
de Venezuela
Venezuelan telecommunications company

Cheung Kong
Hong Kong property development
and investment company

Portugal Telecom
Portuguese telecommunications company

Credicorp Ltd.
Peruvian bank holding company

Swire Pacific
Diversif ied Hong Kong trading, property, and manufacturing company

Hindustan Lever
Indian cosmetics and toiletries company


Portfolio Structure     (% of Net Assets)
Stocks                       95.1%
Cash                          4.9%


Tax Form Summary
In January 1998, shareholders will be mailed a tax form summary reporting the federal tax status of all distributions paid during the calendar year 1997.

Foreign Tax Credit
The Fund is estimated to have derived approximately 84% of its ordinary income from dividends paid by foreign companies, and to have paid foreign taxes equivalent to approximately 5.2% of its ordinary income.

Portfolio of Investments - May 31, 1997
MFS/Foreign & Colonial Emerging Markets Equity Fund

Stocks - 95.1%
-------------------------------------------------------------------------
Issuer                                               Shares         Value
-------------------------------------------------------------------------
Argentina - 4.0%
  Banco de Galicia y Buenos Aires S.A. de
    C.V., ADR (Banks and Credit Cos.)                15,016   $   394,170
  Perez Companc S.A. (Oils)                          89,308       683,548
  Siderar S.A.I.C., ADR (Steel)*##                   11,900       401,625
  Telecom Argentina S.A.
    (Telecommunications)                              7,450       397,644
  Telefonica de Argentina, ADR
    (Utilities - Telephone)                           9,850       357,063
  Transportadora de Gas del Sur, S.A.
    (Pipelines)                                      31,300       395,162
  YPF Sociedad Anonima, ADR (Oils)                   33,200       996,000
                                                             ------------
                                                              $ 3,625,212
-------------------------------------------------------------------------
Brazil - 15.3%
  Ing Baring Financial Products (Finance)             7,530   $ 1,030,047
  Aracruz Celulos S.A. (Paper Products)             277,000       564,197
  Banco Bradesco S.A., Preferred (Banks and
    Credit Cos.)                                 57,000,000       454,807
  Centrais Eletricas Brasileiras, ADR
    (Utilities - Electric)                           50,050     1,176,175
  Centrais Eletricas Brasileiras S.A. -
    Eletrobras, Preferred, "B"
    (Utilities - Electric)                          950,000       467,766
  Cia Cervejaria Brahma, Preferred
    (Beverages)                                     965,000       700,556
  Cia Vale Rio Doce (Diversified Minerals)           24,000             0
  Cia Vale Rio Doce, Preferred (Diversified
    Minerals)                                        24,000       530,319
  Companhia Energetica S.A., ADR
    (Utilities - Electric)                            8,700       386,062
  Companhia Paranaense de Energia -
    COPEL "B", Preferred (Electrical)                38,800       572,774
  Itausa Investimentos Itau S.A.
    (Conglomerate)                                  450,000       374,194
  Petroleo Brasileiro S.A., Preferred (Oils)     10,400,000     2,487,527
  Telebras (Telecommunications)                   7,000,000       965,991
  Telecomunicacoes Brasileiras S.A., ADR
    (Utilities - Telephone)                          29,650     4,062,050
  Usinas Siderurgicas de Minas Gerais S.A.,
    ADR, Preferred (Iron/Steel)                      16,300       179,300
                                                             ------------
                                                              $13,951,765
-------------------------------------------------------------------------
Canada - 0.6%
  Super Sol Ltd. (Supermarkets)                     155,550   $   515,015
-------------------------------------------------------------------------
Chile - 0.9%
  Compania de Telecom de Chile
    (Telecommunications)                             24,692   $   845,701
-------------------------------------------------------------------------
China - 2.0%
  Huaneng Power International, Inc., ADR
    (Utilities - Electric)                           40,850   $   980,400
  Qingling Motors Co. "H" (Automotive)              938,000       520,573
  Yizheng Chemical Fibre Co. Ltd. (Textiles)      1,686,000       330,759
                                                             ------------
                                                                1,831,732
-------------------------------------------------------------------------

Stocks - continued
-------------------------------------------------------------------------
Issuer                                               Shares         Value
-------------------------------------------------------------------------
Colombia - 3.2%
  Banco Ganadero S.A., ADR (Banks and
    Credit Cos.)                                     26,700   $ 1,021,275
  Banco Industrial Colombiano, ADR
    (Banks and Credit Cos.)                          55,450       977,306
  Cementos Diamante S.A., ADR
    (Construction)##                                 59,900       943,425
                                                             ------------
                                                              $ 2,942,006
-------------------------------------------------------------------------
Egypt - 3.6%
  Commercial International Bank (Banks and
    Credit Cos.)##                                   11,765   $   229,417
  Nasar City For Housing (Housing
    Development)                                      8,150     1,124,137
  North Cairo Mills (Food)                           11,700       557,480
  Suez Cement Co., GDR (Construction)*##             64,185     1,177,795
  Torah For Cement (Construction)                     7,935       201,334
                                                             ------------
                                                              $ 3,290,163
-------------------------------------------------------------------------
Greece - 4.0%
  Attica Enterprises (Transportation)                25,000   $   224,812
  Ergo Bank (Banks and Credit Cos.)                  14,800     1,045,696
  Hellenic Telecommunication Organization
    S.A. (Telecommunications)                        37,300       930,960
  Intracom (Telecommunications)                      15,300       745,766
  Titan Cement Co (Building Materials)                7,500       749,037
                                                             ------------
                                                              $ 3,696,271
-------------------------------------------------------------------------
Hong Kong - 7.2%
  Bank of East Asia Ltd. (Banks and Credit
    Cos.)                                           234,400   $   853,134
  Cheung Kong Holdings Ltd. (Real Estate)           141,000     1,442,211
  Citic Pacific Ltd. (Conglomerate)                  52,000       297,315
  Hong Kong & China Gas Ltd. (Oil and
    Gas)                                            414,000       721,347
  New World Development Co.
    (Real Estate)                                   147,000       933,454
  Swire Pacific Air Ltd., "A"
    (Transportation)                                150,500     1,262,584
  Wharf Holdings Ltd. (Real Estate)                 183,000       819,579
  Zhenhai Refining and Chemical Co., Ltd.
    (Oils)                                          515,000       212,700
                                                             ------------
                                                              $ 6,542,324
-------------------------------------------------------------------------
Hungary - 2.1%
  Borsodchem Rt (Chemicals)                          11,050   $   404,917
  Mol Magyar Olaj Es Gazipari Rt (Oils)##            18,400       340,400
  Pannonplast Muanuagipari (Chemicals)                8,330       409,803
  Richter Gedeon Veg (Medical)                        8,840       734,894
                                                             ------------
                                                              $ 1,890,014
-------------------------------------------------------------------------
India - 6.2%
  Bajaj Auto Ltd. (Automotive)                          300   $     7,240
  East India Hotels (Lodging)                        25,300       291,991
  Eih Ltd. (Consumer Goods and Services)             12,700       146,573
  Hindustan Lever Ltd. (Consumer Goods
    and Services)                                    39,000     1,217,112

------------------------------------------------------------------------------
Issuer                                                    Shares         Value
------------------------------------------------------------------------------
India - continued
  Hindustan Petroleum Corp. Ltd.
    (Oil and Gas)                                         55,000   $   655,935
  Industrial Development Bank of India Ltd.
    (Banks and Credit Cos.)                              170,000       436,660
  Mahanagar Telephone Nigam Ltd.
    (Telecommunications)                                 114,000       911,170
  State Bank of India (Banks and
    Credit Cos.)                                          91,000       781,474
  Tata Engineering and Locomotive Co. Ltd.
    (Automotive)                                             270         2,986
  Tata Steel (Steel)                                     100,000       483,622
  Videsh Sanchar Nigam Ltd., GDR
    (Telecommunications)##                                36,120       744,072
                                                                  ------------
                                                                   $ 5,678,835
------------------------------------------------------------------------------
Israel - 2.2%
  Israel Chemicals Ltd. (Chemicals)                      400,000   $   490,626
  Makhteshim Chemical Works Ltd.
    (Chemicals)*                                          81,442       527,294
  NICE Systems Ltd., ADR
    (Telecommunications)                                   8,850       269,925
  Tadiran Telecommunications Ltd.
    (Telecommunications)                                  22,250       403,281
  Teva Pharmaceutical Industries Ltd., ADR
    (Pharmaceuticals)                                      5,850       351,000
                                                                  ------------
                                                                   $ 2,042,126
------------------------------------------------------------------------------
Malaysia - 3.1%
  DCB Holdings Berhad (Finance)                          120,000   $   386,866
  Malayan Banking Berhad (Finance)                        82,600       871,204
  Petronas Gas Berhad (Oil and Gas)*##                   150,000       543,283
  Resorts World Berhad (Entertainment)                    63,000       210,627
  Tenaga Nasional Berhad
    (Utilities - Electric)                               180,000       823,881
                                                                  ------------
                                                                   $ 2,835,861
------------------------------------------------------------------------------
Mauritius - 2.1%
  Mauritius Commercial Bank (Banks and
    Credit Cos.)                                         130,000   $   564,247
  New Mauritius Hotels (Lodging)                         170,000       302,649
  Rogers & Co. Ltd. (Finance)                             90,000       434,772
  State Bank Mauritius (Banks and Credit
    Cos.)                                              1,150,000       648,602
                                                                  ------------
                                                                   $ 1,950,270
------------------------------------------------------------------------------
Mexico - 10.0%
  Apasco S.A. (Building Materials)                        56,000   $   366,018
  Cemex S.A., "B" (Construction)                         175,000       654,867
  Cifra S.A. de C.V. (Consumer Goods and
    Services)                                            400,000       685,714
  Corporacion GEO S.A. de C.V.
    (Housing)##                                           22,500       455,625
  Desc S.A. de C.V. (Special Products and
    Services)                                             64,000       436,915
  Empresas ICA Sociedad Controladora S.A.,
    ADR (Special Products and Services)                   26,400       382,800


Stocks - continued
------------------------------------------------------------------------------
Issuer                                                    Shares         Value
------------------------------------------------------------------------------
Mexico - continued
  Fomento Economico Mexicano S.A., "B"
    (Beverages)                                           84,376   $   448,014
  Gruma S.A. (Food Products)                             245,493     1,163,842
  Grupo Carso, "A1" (Conglomerate)                        80,201       455,250
  Grupo Financiero Banamex, "B" (Finance)                127,000       274,872
  Grupo Financiero Inbursa S.A. de C.V. (Finance)          2,798         9,710
  Hylsamex S.A. de C.V. (Steel)                          133,000       643,982
  Kimberly-Clark de Mexico S.A. de C.V.
    (Forest and Paper Products)                           70,000       242,478
  Telefonos de Mexico S.A. (Utilities - Telephone)     1,011,000     2,246,951
  Tubos de Acero de Mexico S.A. (Steel)*                  38,678       680,655
                                                                  ------------
                                                                   $ 9,147,693
------------------------------------------------------------------------------
Morocco - 2.5%
  Banque Marocaine du Commerce (Banks
    and Credit Cos.)                                      12,500   $   744,901
  Brasserica du Maroc (Consumer Goods and
    Services)                                              2,100       366,953
  Credit Eqdom (Financial Institutions)                    2,182       220,657
  ONA S.A. (Conglomerate)                                  6,600       534,226
  Societe Nationale d'Investissement
    (Conglomerate)                                         5,600       416,401
                                                                  ------------
                                                                   $ 2,283,138
------------------------------------------------------------------------------
Pakistan - 1.6%
  Hub Power Co. Ltd., GDR
    (Utilities - Electric)*                               40,200   $   928,620
  Pakistan Telecommunications Corp., GDR
    (Utilities - Telephone)                                8,950       554,900
                                                                  ------------
                                                                   $ 1,483,520
------------------------------------------------------------------------------
Peru - 3.7%
  Alicorp S.A. (Consumer Goods and Services)             185,000   $   322,343
  Compania de Minas Buenaventura S.A.
    (Mining)                                              66,640       613,098
  CPT Telefonica del Peru S.A., "B"
    (Utilities - Telephone)                              449,870     1,152,127
  Credicorp Ltd. Holding Co. (Banks and
    Credit Cos.)                                          58,584     1,325,463
                                                                  ------------
                                                                   $ 3,413,031
------------------------------------------------------------------------------
Poland - 3.0%
  Agros Holding S.A. (Food Products)                       9,900   $   266,063
  Bank Slaski S.A. w Katowicach (Banks and
    Credit Cos.)                                           3,800       296,875
  Bydgoska Fabryka Kabli S.A.
    (Electrical Equipment)                                46,375       347,812
  Elektrim Spolka Akcyjna S.A.
    (Electrical Equipment)                                70,300       628,306
  Exbud S.A. (Construction)                               20,000       218,125
  Stomil Olsztyn S.A. (Tires and Rubber)                  26,500       331,250
  Wedel S.A. (Food)                                        7,000       428,750
  Zywiec (Brewery)                                         4,000       224,375
                                                                  ------------
                                                                   $ 2,741,556
------------------------------------------------------------------------------

-----------------------------------------------------------------------
Issuer                                             Shares         Value
-----------------------------------------------------------------------
Portugal - 4.6%
  Banco Espirito Santo e Comercial de
    Lisboa S.A. (Banks and Credit Cos.)            45,289   $   938,822
  Cimentos de Portugal S.A.
    (Building Materials)                           31,526       693,499
  Jeronimo Martins & Filho S.A. (Retail)            6,200       421,471
  Portugal Telecom S.A.
    (Utilities - Telephone)                        36,042     1,383,871
  Sonae Investimentos-Sociedade Gestora de
    Participacoes Sociais, S.A. (Finance)           3,000       112,635
  Telecel - Comunicacaoes Pessoais S.A.
    (Cellular Telephones)                           8,246       633,848
                                                           ------------
                                                            $ 4,184,146
-----------------------------------------------------------------------
Russia - 3.3%
  Lukoil Oil Co., ADR (Oils)                       18,100   $ 1,079,212
  Mosenergo, ADR (Utilities - Electric)##          14,410       544,698
  Rostelecom (Telecommunications)##                    20       758,000
  Surgutneftegaz (Oil and Gas)                     15,400       656,425
                                                           ------------
                                                            $ 3,038,335
-----------------------------------------------------------------------
South Africa - 5.5%
  Anglo American Corp. of South Africa
    Ltd. (Mining)                                   8,000   $   468,428
  De Beers Centenary AG (Diamonds -
    Precious Stones)                               29,000     1,016,234
  Liberty Life Association of Africa Ltd.
    (Insurance)                                    28,000       783,699
  Nedcor Ltd. (Financial Services)                 38,964       759,039


Stocks - continued
-----------------------------------------------------------------------
Issuer                                             Shares         Value
-----------------------------------------------------------------------
South Africa - continued
  Sappi (Paper Products)                           30,000   $   275,414
  Sasol Ltd. (Oils)                                62,700       768,658
  South African Breweries Ltd. (Brewery)           35,000       983,542
                                                           ------------
                                                            $ 5,055,014
-----------------------------------------------------------------------
Taiwan - 2.5%
  Taipei Fund (Finance)                               207   $ 2,256,300
-----------------------------------------------------------------------
Turkey - 0.2%
  Adana Cimento (Building Materials)            3,257,000   $   214,656
-----------------------------------------------------------------------
Venezuela - 1.7%
  Compania Anonima Nacional Telefonos de
    Venezuela, ADR (Telecommunications)*           43,000   $ 1,596,375
-----------------------------------------------------------------------
Total Stocks (Identified Cost, $73,539,525)                 $87,051,059
-----------------------------------------------------------------------

Short-Term Obligations - 3.1%
-----------------------------------------------------------------------
                                         Principal Amount
Issuer                                      (000 Omitted)         Value
-----------------------------------------------------------------------
  Student Loan Marketing Assn., due
    6/24/97                                        $1,750   $ 1,743,963
  General Electric Capital Corp., due
    6/02/97                                         1,060     1,059,835
-----------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost             $ 2,803,798
-----------------------------------------------------------------------
Total Investments (Identified Cost, $76,343,323)            $89,854,857
Other Assets, Less Liabilities - 1.8%                         1,662,782
-----------------------------------------------------------------------
Net Assets - 100.0%                                         $91,517,639
-----------------------------------------------------------------------

See portfolio footnotes and notes to financial statements

Performance Summary
MFS/Foreign & Colonial International Growth and Income Fund

The information below illustrates the historical performance of MFS/Foreign & Colonial International Growth and Income Fund - Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in loads and fees paid by shareholders investing in the different classes. It is not possible to invest directly in an index.


[TABULAR REPRESENTATION OF LINE CHART]

Growth of a Hypothetical $10,000 Investment
(For the period from November 1, 1995, through May 31, 1997)


                                    MFS/F&C International                         70% MSCI EAFE/30%
            Lipper International      Growth and Income        Consumer Price     J.P. Morgan Global
                Funds Index            Fund -- Class A          Index -- U.S.         Bond Index
            --------------------    --------------------       --------------     ------------------
11/1/95          10000                       9524                   10000                10000
5/31/96          11067                      10162                   10214                10794
5/31/97          12940                      10455                   10465                11468



Average Annual Total Returns as of May 31, 1997                                  1 Year   Life of Fund*
-------------------------------------------------------------------------------------------------------
MFS/F&C International Growth and Income Fund (Class A) including 4.75% sales
 charge (SEC results)                                                            - 2.02%       +2.82%
-------------------------------------------------------------------------------------------------------
MFS/F&C International Growth and Income Fund (Class A) at net asset value        + 2.88%       +6.00%
-------------------------------------------------------------------------------------------------------
MFS/F&C International Growth and Income Fund (Class B) with CDSC (SEC results)   - 1.67%       +3.00%
-------------------------------------------------------------------------------------------------------
MFS/F&C International Growth and Income Fund (Class B) at net asset value        + 2.33%       +5.43%
-------------------------------------------------------------------------------------------------------
MFS/F&C International Growth and Income Fund (Class C) with CDSC (SEC results)   + 1.61%       +5.61%
-------------------------------------------------------------------------------------------------------
MFS/F&C International Growth and Income Fund (Class C) at net asset value        + 2.61%       +5.61%
-------------------------------------------------------------------------------------------------------
MFS/F&C International Growth and Income Fund (Class I) at net asset value        + 2.88%       +6.00%
-------------------------------------------------------------------------------------------------------
70% MSCI EAFE/30% J.P. Morgan Global Bond Index+                                 + 6.24%       +9.03%
-------------------------------------------------------------------------------------------------------
Lipper International Funds Index+                                                +15.56%       +17.68%
-------------------------------------------------------------------------------------------------------
Consumer Price Index**++                                                         + 2.47%       +2.88%
-------------------------------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1997.

 +Source: Lipper Analytical Services.

**The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

++Source: CDA/Wiesenberger.

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 4.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares, which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to the commencement of offering of Class C shares. Operating expenses attributable to Class C shares are not significantly different than those of Class B shares. The Class B share performance included in the Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class C shares rather than the CDSC generally applicable to Class B shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included in the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

Portfolio Concentration as of May 31, 1997
MFS/Foreign & Colonial International Growth and Income Fund

Country Weightings (% of Net Assets)

[TABULAR REPRESENTATION OF PIE CHART]

Other             26.1%
Japan             21.7%
United Kingdom    14.8%
France             7.1%
Germany            6.6%
Hong Kong          6.4%
Switzerland        5.2%
Netherlands        5.1%
Sweden             3.0%
Australia          2.0%
Spain              2.0%

For a more complete breakdown, refer to the Portfolio of Investments.


Top 5 Industry Weightings       (% of Net Assets)
Electronics and Electricals          12.8%
Banks, Retail                         9.1%
Telecommunications                    6.8%
Pharmaceuticals                       5.5%
Engineering                           4.7%


Top 10 Holdings

Canon Inc.
Japanese off ice equipment and imaging company

Pioneer Electronics Corp.
Japanese electronics company

Omron Corp.
Japanese electronic-control manufacturer

DDI Corp.
Japanese telecommunications company

HSBC Holdings
British banking and financial services company

Ricoh Company
Japanese off ice and business equipment company

Kyocera Corp.
Japanese component manufacturer

Roche Holdings
Swiss pharmaceutical company

Cheung Kong
Hong Kong property development and investment company

Inchcape PLC
U.K. car distributor and trading company


Portfolio Structure     (% of Net Assets)
Stocks                       80.8%
Bonds                        13.2%
Cash                          6.0%


Tax Form Summary
In January 1998, shareholders will be mailed a tax form summary reporting the federal tax status of all distributions paid during the calendar year 1997.

Foreign Tax Credit
The Fund is estimated to have derived approximately 87% of its ordinary income from dividends paid by foreign companies, and to have paid foreign taxes equivalent to approximately 6.3% of its ordinary income.

Portfolio of Investments - May 31, 1997
MFS/Foreign & Colonial International Growth and Income Fund

Stocks - 80.8%
-------------------------------------------------------------------------
Issuer                                               Shares         Value
-------------------------------------------------------------------------
Australia - 2.0%
  Capral Aluminum Ltd. (Metals)                      81,700   $   295,325
  Western Mining (Holding Company)                   47,400       306,247
                                                             ------------
                                                              $   601,572
-------------------------------------------------------------------------
Austria - 0.9%
  OMV AG (Oil and Gas)                                2,100   $   266,469
-------------------------------------------------------------------------
Belgium - 0.9%
  Generale de Banque (Finance)                          690   $   272,752
-------------------------------------------------------------------------
France - 7.1%
  Accor (Lodging)                                     1,720   $   239,013
  Compagnie de St. Gobain (Building Materials)        1,960       271,343
  Dexia France (Finance)                              2,930       274,322
  Eaux (Cie Generale) (Utilities - Water)             1,430       176,359
  Lafarge S.A., Bearer Shares (Building
    Materials)                                        4,000       256,383
  Legrand, Preference Shares (Electrical
    Equipment)                                        1,400       159,528
  Michelin, "B" (Tires)                               3,700       202,642
  Societe Nationale Elf Aquitaine (Oils)              2,700       270,610
  TOTAL S.A., "B" (Oils)*                             2,560       234,789
                                                             ------------
                                                              $ 2,084,989
-------------------------------------------------------------------------
Germany - 6.6%
  Bayer AG (Chemicals)                                9,100   $   353,489
  Deutsche Bank AG (Banks)                            4,030       223,771
  Deutsche Telekom AG (Utilities - Telephone)        14,960       332,444
  Mannesmann AG (Diversified Machinery)                 550       223,805
  Siemens AG (Electrical Equipment)                   4,800       271,114
  VEBA AG (Oil and Gas)                               4,700       266,209
  Volkswagen AG (Automotive)                            420       271,873
                                                             ------------
                                                              $ 1,942,705
-------------------------------------------------------------------------
Hong Kong - 6.4%
  Cheung Kong Holdings Ltd. (Real Estate)            41,000   $   419,366
  Hong Kong Electric Holdings Ltd.
    (Utilities - Electric)                           47,000       169,244
  HSBC Holdings PLC (Finance)                        15,600       473,154
  New World Development Co. (Real Estate)            32,000       203,201
  Swire Pacific Air Ltd., "A" (Transportation)       45,000       377,517
  Wharf Holdings Ltd. (Real Estate)                  51,000       228,407
                                                             ------------
                                                              $ 1,870,889
-------------------------------------------------------------------------
Italy - 1.5%
  Telecom Italia Mobile S.p.A. (Cellular
    Telecommunications)                              89,580   $   263,439
  Telecom Italia S.p.A. (Telecommunications
    Services)                                        60,750       167,692
                                                             ------------
                                                              $   431,131
-------------------------------------------------------------------------

Stocks -continued
-------------------------------------------------------------------------
Issuer                                               Shares         Value
-------------------------------------------------------------------------
Japan - 21.7%
  Canon, Inc. (Consumer Goods)                       29,000   $   735,914
  DDI Corp. (Telecommunications)                         79       590,546
  Fujisawa Pharmaceuticals (Pharmaceuticals)         37,000       350,108
  Hitachi (Electronics)                              16,000       170,667
  Hitachi Zosen (Engineering)                        63,000       241,161
  Ito-Yokado Co. Ltd. (Retail)                        7,000       399,828
  Kyocera Corp. (Electronics)                         6,000       433,032
  Marubeni Corp. (Distribution/Wholesale)            81,000       344,903
  Matsushita Electric Industrial Co.
    (Electrical Equipment)                           18,000       339,097
  Mitsubishi Heavy Industries Ltd.
    (Aerospace/Defense)                              38,000       273,927
  NKK Corp. (Steel)                                 114,000       224,568
  Oji Paper Co. Ltd. (Paper Products)                   833         4,822
  Omron Corp. (Electronics)                          32,000       644,129
  Pioneer Electronic Corp. (Electronics)             26,000       644,129
  Ricoh Co. Ltd. (Office/Business Equipment)         34,000       447,484
  TDK Corp. (Special Products and Services)           5,000       384,516
  Tokyo Broadcasting System (Broadcasting)            9,000       164,129
                                                             ------------
                                                              $ 6,392,960
-------------------------------------------------------------------------
Malaysia - 2.0%
  Genting Berhad (Entertainment)                     11,000   $    57,353
  Malayan Banking Berhad (Finance)                    9,000        94,925
  Petronas Gas Berhad (Oil and Gas)*##               85,000       307,861
  Sime Darby Berhad (Holding Company)                36,000       117,493
                                                             ------------
                                                              $   577,632
-------------------------------------------------------------------------
Netherlands - 5.1%
  ABN Amro Holdings N.V. (Finance)                   17,200   $   318,236
  Akzo Nobel (Chemicals)                              1,800       239,881
  Philips Electronics N.V. (Manufacturing)            5,080       278,266
  Royal Dutch Petroleum Co. (Oils)                      400        77,365
  Vendex International N.V. (Retail)                  4,800       269,683
  Verenigde Nederlandse Uitgeversbedrijven
    Verenigd Bezit (Publishing)                      13,660       308,982
                                                             ------------
                                                              $ 1,492,413
-------------------------------------------------------------------------
Singapore - 1.6%
  City Developments Ltd. (Real Estate)               22,000   $   204,615
  Development Bank of Singapore Ltd. (Banks)          8,000       100,140
  Overseas-Chinese Banking Corp. Ltd. (Finance)      13,600       169,287
                                                             ------------
                                                              $   474,042
-------------------------------------------------------------------------
Spain - 2.0%
  Repsol S.A. (Oils)                                  6,050   $   253,427
  Telefonica de Espana (Utilities - Telephone)       11,450       330,586
                                                             ------------
                                                              $   584,013
-------------------------------------------------------------------------
Sweden - 3.0%
  Ericsson LM, "B" (Telecommunications)               8,760   $   307,591
  Sparbanken Sverige AB, "A" (Banks)                 15,960       313,167
  Swedish Match AB (Tobacco)                          3,200        10,410
  Volvo AB, "B" (Automobiles)                         9,600       265,827
                                                             ------------
                                                              $   896,995
-------------------------------------------------------------------------

-----------------------------------------------------------------------
Issuer                                             Shares         Value
-----------------------------------------------------------------------
Switzerland - 5.2%
  Ciba Specialty AG (Chemicals)                     2,570   $   243,809
  Nestle AG, Registered Shares (Food and
    Beverage Products)                                230       286,584
  Novartis AG (Pharmaceuticals)                       210       285,451
  Roche Holdings AG (Pharmaceuticals)                  48       427,497
  Winterthur (Insurance)                              350       286,443
                                                           ------------
                                                            $ 1,529,784
-----------------------------------------------------------------------
United Kingdom - 14.8%
  Allied Domecq PLC (Food and Beverage
    Products)                                      32,850   $   240,699
  BAA PLC (Transportation)                         33,560       291,561
  British Petroleum PLC (Oil and Gas)              23,600       282,401
  British Telecommunications PLC
    (Telecommunications)                           40,430       293,589
  BTR PLC (Holding Company)                        57,040       186,065
  Caradon PLC (Holding Company)                     7,449        11,844
  Caradon PLC (Holding Company)                    26,397        90,867
  Carlton Communications PLC (Broadcasting)        31,620       273,152
  General Accident PLC (Insurance)                 13,180       194,658
  Glaxo Wellcome PLC (Pharmaceuticals)             14,460       289,649
  Granada Group PLC (Leisure)                      10,960       155,942
  Inchcape PLC (Commercial Services)               85,470       403,495
  Land Securities PLC (Real Estate)                 9,350       140,697
  Lloyds TSB Group PLC (Banks and Credit Cos.)     29,620       298,480
  National Westminster (Finance)                    9,000       110,203
  Sainsbury (J.) PLC (Retail)                      30,550       175,772
  Smith (W.H.) Group PLC (Retail)                  38,200       264,245
  Storehouse PLC (Retail)                          50,400       179,689
  Tesco PLC (Retail)                               32,580       200,269
  Unilever PLC (Consumer Goods)                    10,200       273,369
                                                           ------------
                                                            $ 4,356,646
-----------------------------------------------------------------------
Total Stocks (Identified Cost, $20,959,241)                 $23,774,992
-----------------------------------------------------------------------

Warrants
-----------------------------------------------------------------------
France
  Eaux (Cie General) (Utilities - Water)            1,150   $       789
Sweden
  Volvo AB, "B" (Automobiles)                       9,600         2,565
-----------------------------------------------------------------------
Total Warrants (Identified Cost, $0)                        $     3,354
-----------------------------------------------------------------------

Bonds - 13.2%
-----------------------------------------------------------------------
                                         Principal Amount
                                            (000 Omitted)
-----------------------------------------------------------------------
Australia - 2.0%
  Commonwealth of Australia,
    8.75s, 2001                            AUD        170   $   138,620
  Commonwealth of Australia,
    9.75s, 2002                                       365       310,680
  Commonwealth of Australia,
    10s, 2002                                         165       142,516
                                                            -----------
                                                            $   591,816
-----------------------------------------------------------------------

                                         Principal Amount
Issuer                                      (000 Omitted)       Value
-----------------------------------------------------------------------
Denmark - 1.1%
  Kingdom of Denmark, 6s, 1999             DKK        518   $   82,584
  Kingdom of Denmark, 8s, 2001                        482       82,436
  Kingdom of Denmark, 7s, 2007                        526       83,357
  Nykredit, 8s, 2026                                  522       82,442
                                                           -----------
                                                            $  330,819
-----------------------------------------------------------------------
France - 0.8%
  Government of France, 7s, 2000           FRF      1,286   $  241,921
-----------------------------------------------------------------------
Greece - 0.7%
  Hellenic Republic, 12.6s, 2003           GRD     20,500   $   79,306
  Hellenic Republic, 13.4s, 2003                   10,000       38,227
  Hellenic Republic, 14.8s, 2003                   20,000       76,528
                                                           -----------
                                                            $  194,061
-----------------------------------------------------------------------
Ireland - 1.2%
  Republic of Ireland, 6.25s, 1999         IEP         60   $   91,044
  Republic of Ireland, 8s, 2000                        50       80,012
  Republic of Ireland, 6.5s, 2001                     110      169,258
                                                           -----------
                                                            $  340,314
-----------------------------------------------------------------------
Italy - 2.6%
  Republic of Italy, 9.5s, 1999            ITL    625,000   $  385,503
  Republic of Italy, 9.5s, 2001                   605,000      387,880
                                                           -----------
                                                            $  773,383
-----------------------------------------------------------------------
New Zealand - 1.0%
  Government of New Zealand,
    8s, 2001                               NZD        420   $  296,411
-----------------------------------------------------------------------
Spain - 2.0%
  Government of Spain, 6.75s, 2000         ESP     19,700   $  141,459
  Government of Spain, 8.4s, 2001                  17,330      131,820
  Government of Spain, 10.5s, 2003                 16,180      136,952
  Government of Spain, 7.35s, 2007                 25,380      183,809
                                                           -----------
                                                            $  594,040
-----------------------------------------------------------------------
Sweden - 0.6%
  Kingdom of Sweden, 10.25s, 2000          SEK      1,100   $  159,837
-----------------------------------------------------------------------
United Kingdom - 1.2%
  United Kingdom Treasury,
    7s, 2001                               GBP        210   $  343,156
-----------------------------------------------------------------------
Total Bonds (Identified Cost, $4,001,187)                   $3,865,758
-----------------------------------------------------------------------
Short-Term Obligation - 5.9%
-----------------------------------------------------------------------
  Federal Home Loan Mortgage Corp.,
    due 6/02/97, at Amortized Cost                 $1,720   $1,719,735
-----------------------------------------------------------------------

Call Options Purchased
---------------------------------------------------------------------------
                                            Principal Amount
                                                of Contracts
Description/Expiration Month/Strike Price      (000 Omitted)        Value
---------------------------------------------------------------------------
Canadian Dollars
  June/1.365                              CAD       $    524       $   50
Deutsche Marks/British Pounds
  July/2.7                                DEM            538          910
Japanese Government Bonds
  June/117.226                            JPY         48,000           96
  June/117.622                                       115,000          115
  July/114.635                                        29,000          116
Swiss Francs
  August/1.350                            CHF            894        6,012
---------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $28,209)              $7,299
---------------------------------------------------------------------------


Put Options Purchased
------------------------------------------------------------------------------
                                              Principal Amount
                                                  of Contracts
Description/Expiration Month/Strike Price        (000 Omitted)           Value
------------------------------------------------------------------------------
Deutsche Marks
  June/1.72 (Premium Paid,
    $2,736)                                   DEM        1,034    $        991
------------------------------------------------------------------------------
Total Investments (Identified Cost, $26,711,108)                  $ 29,372,129
------------------------------------------------------------------------------

Put Options Written - (0.1)%
------------------------------------------------------------------------------
British Pounds
  July/1.65                                   GBP          371    $     (3,823)
Japanese Government Bonds
  June/117.226                                JPY       48,000          (5,472)
  July/114.635                                          29,000          (6,989)
------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $6,589)             $    (16,284)
------------------------------------------------------------------------------
Other Assets, Less Liabilities - 0.1%                             $     54,211
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $ 29,410,056
------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements

Performance Summary
MFS/Foreign & Colonial International Growth Fund

The information below illustrates the historical performance of MFS/Foreign & Colonial International Growth Fund - Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in loads and fees paid by shareholders investing in the different classes. It is not possible to invest directly in an index.

[TABULAR REPRESENTATION OF LINE CHART]


Growth of a Hypothetical $10,000 Investment
(For the period from November 1, 1995, through May 31, 1997)


                                     MFS/F&C International
           Lipper International          Growth Fund --          Consumer Price         MSCI
               Funds Index                 Class A                Index -- U.S.         EAFE
           --------------------      ---------------------       --------------         ----
11/1/95          10000                       9524                     10000             10000
5/31/96          11067                      10613                     10214             10836
5/31/97          12940                      10838                     10465             11687



Average Annual Total Returns as of May 31, 1997                               1 Year        Life of Fund*
---------------------------------------------------------------------------------------------------------
MFS/F&C International Growth Fund (Class A) including 4.75% sales charge
 (SEC results)                                                                  - 2.70%         + 5.15%
---------------------------------------------------------------------------------------------------------
MFS/F&C International Growth Fund (Class A) at net asset value                  + 2.13%         + 8.40%
---------------------------------------------------------------------------------------------------------
MFS/F&C International Growth Fund (Class B) with CDSC (SEC results)             - 2.44%         + 5.40%
---------------------------------------------------------------------------------------------------------
MFS/F&C International Growth Fund (Class B) at net asset value                  + 1.56%         + 7.80%
---------------------------------------------------------------------------------------------------------
MFS/F&C International Growth Fund (Class C) with CDSC (SEC results)             + 0.82%         + 7.98%
---------------------------------------------------------------------------------------------------------
MFS/F&C International Growth Fund (Class C) at net asset value                  + 1.82%         + 7.98%
---------------------------------------------------------------------------------------------------------
MFS/F&C International Growth Fund (Class I) at net asset value                  + 2.31%         + 8.52%
---------------------------------------------------------------------------------------------------------
MSCI EAFE+                                                                      + 7.88%         +10.23%
---------------------------------------------------------------------------------------------------------
Lipper International Funds Index++                                              +15.56%         +17.68%
---------------------------------------------------------------------------------------------------------
Consumer Price Index**+                                                         + 2.47%         + 2.88%
---------------------------------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1997.

 +Source: CDA/Wiesenberger.

++Source: Lipper Analytical Services.

**The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).


All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 4.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares, which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to the commencement of offering of Class C shares. Operating expenses attributable to Class C shares are not significantly different than those of Class B shares. The Class B share performance included in the Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class C shares rather than the CDSC generally applicable to Class B shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included in the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

Portfolio Concentration as of May 31, 1997
MFS/Foreign & Colonial International Growth Fund

Country Weightings (% of Net Assets)


[TABULAR REPRESENTATION OF PIE CHART]

Other             24.6%
Japan             23.1%
UK                14.0%
Germany            6.4%
France             5.9%
Netherlands        5.5%
Switzerland        5.3%
Hong Kong          5.0%
Brazil             3.9%
Sweden             3.5%
Australia          2.8%

For a more complete breakdown, refer to the Portfolio of Investments.


Top 5 Industry Weightings       (% of Net Assets)
Electronics and Electricals          11.9%
Telecommunications                    8.9%
Banks, Retail                         8.2%
Engineering                           6.4%
Diversified Industries                6.3%


Top 10 Holdings

TDK Corp.
Japanese manufacturer of audio and
video products

Telecomunicacoes Brasileiras
Leading Brazilian telecommunications company

Capral Aluminum
Australian aluminum company

Taipei Fund
Closed-end Taiwan country fund

Volkswagen AG
German automobile and truck manufacturer

Cheung Kong
Hong Kong property development and investment company

Pioneer Electronics Corp.
Japanese electronics company

Omron Corp.
Japanese electronic-control manufacturer

Kyocera Corp.
Japanese component manufacturer

Stork NV
Dutch machinery and tool manufacturer


Portfolio Structure     (% of Net Assets)
Stocks                       98.2%
Cash                          1.8%


Tax Form Summary
In January 1998, shareholders will be mailed a tax form summary reporting the federal tax status of all distributions paid during the calendar year 1997.


Foreign Tax Credit
The Fund is estimated to have derived approximately 82% of its ordinary income from dividends paid by foreign companies, and to have paid foreign taxes equivalent to approximately 10.3% of its ordinary income.

Portfolio of Investments - May 31, 1997
MFS/Foreign & Colonial International Growth Fund

Stocks - 98.2%
-------------------------------------------------------------------------------
Issuer                                                    Shares          Value
-------------------------------------------------------------------------------
Argentina - 0.7%
  Banco de Galicia y Buenos Aires S.A. de
    C.V., ADR (Banks and Credit Cos.)                      3,287   $     86,284
  Perez Companc S.A. (Oils)                               23,159        177,255
  Siderar S.A.I.C., ADR (Steel)*##                         2,900         97,875
  Telecom Argentina Stet - France Telecom
    S.A. (Telecommunications)                              1,800         96,075
  Telefonica de Argentina, ADR
    (Uitlities - Telephone)                                2,600         94,250
  Transportadora de Gas del Sur, S.A. (TGS)
    (Pipelines)                                            7,500         94,687
  YPF Sociedad Anonima, ADR (Oils)                         8,150        244,500
                                                                  -------------
                                                                   $    890,926
-------------------------------------------------------------------------------
Australia - 2.8%
  Capral Aluminum Ltd. (Metals)                          406,269   $  1,468,561
  Futuris Corp. Ltd. (Commercial Services)               695,738      1,090,681
  Western Mining (Holding Company)                       134,478        868,848
                                                                  -------------
                                                                   $  3,428,090
-------------------------------------------------------------------------------
Austria - 0.4%
  OMV AG (Oil and Gas)                                     3,440   $    436,502
-------------------------------------------------------------------------------
Belgium - 0.5%
  Generale de Banque (Finance)                             1,560   $    616,658
-------------------------------------------------------------------------------
Brazil - 3.9%
  Centrais Eletricas Brasile, ADR
    (Utilities - Electric)                                38,980   $    916,030
  Companhia Energetica S.A., ADR
    (Utilities - Electric)                                 4,650        206,344
  Companhia Paranaense de Energia -
    COPEL, "B", Preferred (Electrical)                    13,900        205,195
  Itausa Investimentos Itau S.A. (Conglomerate)          200,000        166,308
  Lojas Americanas S.A., ADR (Retail)                      7,800        105,300
  Petroleo Brasileiro S.A., Preferred (Oils)           4,110,000        983,051
  Telecomunicacoes Braileiras S.A.
    (Utilities - Telephone)                            1,500,000        195,492
  Telecomunicacoes Brasileiras S.A., ADR
    (Utilities - Telephone)                               12,900      1,767,300
  Usinas Siderurgicas de Minas Gerais S.A.,
    ADR, Preferred (Iron/Steel)                           18,300        201,300
                                                                  -------------
                                                                   $  4,746,320
-------------------------------------------------------------------------------
Canada - 0.1%
  Super Sol Ltd. (Supermarkets)                           32,500   $    107,605
-------------------------------------------------------------------------------
China - 0.4%
  Huaneng Power International, Inc., ADR
    (Utilities - Electric)                                10,200   $    244,800
  Qingling Motors Co. "H" (Automotive)                   308,000        170,935
  Yizheng Chemical Fibre Co., Ltd. (Textiles)            452,000         88,673
                                                                  -------------
                                                                   $    504,408
-------------------------------------------------------------------------------
Colombia - 0.5%
  Banco Ganadero S.A., ADR (Banks and
    Credit Cos.)                                           5,900   $    225,675
  Banco Industrial Colombiano, ADR
    (Banks and Credit Cos.)                               11,500        202,687


Stocks - continued
-------------------------------------------------------------------------------
Issuer                                                    Shares          Value
-------------------------------------------------------------------------------
Colombia - continued
  Cementos Diamante S.A., ADR
    (Construction)##                                      11,100   $    174,825
                                                                  -------------
                                                                   $    603,187
-------------------------------------------------------------------------------
Egypt - 0.3%
  Commercial International Bank (Banks and
    Credit Cos.)##                                        10,500   $    204,750
  South Cairo Flour Mills (Food Products)                  3,250         63,285
  Torah For Cement (Construction)                          3,500         88,805
                                                                  -------------
                                                                   $    356,840
-------------------------------------------------------------------------------
Finland - 0.2%
  Oy Tamro AB (Pharmaceuticals)##                         34,660   $    230,438
-------------------------------------------------------------------------------
France - 5.9%
  Accor (Lodging)                                          5,620   $    780,962
  Compagnie de St. Gobain (Building Materials)             5,800        802,953
  Dexia France (Finance)                                   6,980        653,503
  Filipacchi Medias (Publishing)                           1,600        346,292
  Guilbert S.A. (Distributing)                             2,895        430,956
  Lafarge S.A., Bearer Shares (Building Materials)         2,200        141,011
  Lafarge S.A., Bearer Shares (Building Materials)         4,700        301,251
  Michelin, "B" (Tires)                                   15,800        865,336
  Seb S.A. (Household Goods)                               2,800        479,555
  Societe Nationale Elf Aquitaine (Oils)                   8,060        807,820
  Strafor-Facom S.A. (Office Equipment)                    3,600        248,880
  TOTAL S.A., "B" (Oils)*                                 10,350        949,244
  Union des Assurances Federales S.A.
    (Insurance)                                            3,500        425,569
-------------------------------------------------------------------------------
                                                                   $  7,233,332
-------------------------------------------------------------------------------
Germany - 6.4%
  Bayer AG (Chemicals)                                    12,500   $    485,562
  Buderus AG (Manufacturing)                               1,403        715,690
  Deutsche Bank AG (Banks)                                11,140        618,562
  Deutsche Telekom AG
    (Utilities - Telephone)                               44,545        989,889
  Fresenius AG (Medical Supplies)                            311         67,652
  Fresenius AG (Medical Supplies)                          2,800        620,581
  Mannesmann AG (Diversified Machinery)                    2,000        813,838
  Moebel Walther AG (Furniture)                           10,500        560,246
  Siemens AG (Electrical Equipment)                       15,580        879,989
  VEBA AG (Oil and Gas)                                   14,400        815,620
  Volkswagen AG (Automotive)                               1,900      1,229,903
                                                                  -------------
                                                                   $  7,797,532
-------------------------------------------------------------------------------
Greece - 0.5%
  Ergo Bank (Banks and Credit Cos.)                        2,100   $    148,376
  Hellenic Telecommunication Organization
    S.A. (Telecommunications)                              6,500        162,232
  Intracom (Telecommunications)                            2,300        112,109
  Titan Cement Co (Building Materials)                     1,350        134,826
                                                                  -------------
                                                                   $    557,543
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Issuer                                                     Shares          Value
--------------------------------------------------------------------------------
Hong Kong - 5.0%
  Associated International Hotels (Lodging)               747,000   $    501,342
  Bank of East Asia Ltd. (Banks and Credit
    Cos.)                                                  42,000        152,865
  Chen Hsong Holdings (Machines)                        1,034,000        607,215
  Cheung Kong Holdings Ltd. (Real Estate)                 118,000      1,206,957
  Citic Pacific Ltd. (Conglomerates)                       19,000        108,635
  HSBC Holdings PLC (Finance)                              34,200      1,037,300
  Li & Fung Ltd. (Wholesale)                            1,120,000      1,113,061
  New World Development Co. (Real Estate)                  40,000        254,001
  Swire Pacific Air Ltd., "A" (Transportation)             61,500        515,940
  Wharf Holdings Ltd. (Real Estate)                       136,000        609,086
                                                                   -------------
                                                                    $  6,106,402
--------------------------------------------------------------------------------
India - 1.8%
  Bajaj Auto Ltd. (Automotive)                                250   $      6,033
  Eih Ltd. (Consumer Goods and Services)                   18,000        207,741
  Hindustan Lever Ltd. (Consumer Goods
    and Services)                                          11,500        358,892
  Hindustan Petroleum Corp. Ltd.
    (Oil and Gas)                                          20,000        238,522
  Industrial Development Bank of India Ltd.
    (Banks and Credit Cos.)                               109,000        279,976
  Mahanagar Telephone Nigam Ltd.
    (Telecommunications)                                   41,000        327,701
  State Bank of India (Banks and Credit Cos.)              47,000        403,618
  Tata Engineering and Locomotive Co. Ltd.
    (Automotive)                                              800          8,847
  Videsh Sanchar Nigam Ltd., GDR
    (Telecommunications)##                                 19,910        410,146
                                                                   -------------
                                                                    $  2,241,476
--------------------------------------------------------------------------------
Israel - 0.5%
  Israel Chemicals Ltd. (Chemicals)                        90,000   $    110,391
  Makhteshim Chemical Works Ltd.
    (Chemicals)*                                           17,000        110,066
  NICE Systems Ltd., ADR
    (Telecommunications)                                    2,100         64,050
  Tadiran Telecommunications Ltd.
    (Telecommunications)                                    5,000         90,625
  Teva Pharmaceutical Industries Ltd., ADR
    (Pharmaceuticals)                                       3,800        228,000
                                                                   -------------
                                                                    $    603,132
--------------------------------------------------------------------------------
Italy - 2.0%
  Telecom Italia Mobile S.p.A. (Cellular
    Telecommunications)                                   179,480   $    527,820
  Industrie Natuzzi S.p.A., ADR (Consumer
    Goods and Services)                                    42,620      1,076,155
  Telecom Italia S.p.A. (Telecommunications
    Services)                                             287,000        792,222
                                                                   -------------
                                                                    $  2,396,197
--------------------------------------------------------------------------------
Japan - 23.1%
  Aeon Credit Service Co. Ltd. (Financial Services)        10,800   $    667,045
  Aiphone Co. Ltd. (Telecommunications)                    30,000        467,097
  ALBIS Co. Ltd. (Food)                                    36,000        359,226


Stocks - continued
--------------------------------------------------------------------------------
Issuer                                                     Shares          Value
--------------------------------------------------------------------------------
Japan - continued
  Ariake Japan Co. Ltd. (Food)                             13,200   $    433,755
  Canon, Inc. (Consumer Goods)                             40,000      1,015,054
  Chofu Seisakusho Co. (Machines)                          18,700        337,806
  Daimei Telecom Engineer Corp.
    (Telecommunications)                                   46,000        415,484
  Daiwa Industries Co. Ltd. (Distributor)                  41,000        352,335
  DDI Corp. (Telecommunications)                               93        695,200
  Diamond Computer Service Co.
    (Computers-Software)                                   23,000        387,785
  Exedy Corp. (Automotive Parts)                           23,700        285,419
  Fuji Photo Film Co. (Photographic Products)              15,000        581,935
  Fujisawa Pharmaceuticals (Pharmaceuticals)              100,000        946,237
  Fukuda Denshi (Electronics)                              24,000        466,581
  Hitachi Zosen Tomioka (Automotive)                      120,000        459,355
  Homac Corp. (Retail)                                     21,300        324,310
  Ito-Yokado Co. Ltd. (Retail)                             20,000      1,142,366
  Keyence Corp. (Electronics)                               7,700      1,112,774
  Kyocera Corp. (Electronics)                              16,000      1,154,753
  Mandom (Cosmetics)                                       40,700        483,148
  Marubeni Corp. (Distribution/Wholesale)                 216,000        919,742
  Matsuda Sangyo Co. Ltd. (Food)                           24,000        454,193
  Matsushita Electric Industrial Co.
    (Electrical Equipment)                                 56,000      1,054,968
  Mitsubishi Heavy Industries Ltd.
    (Aerospace/Defense)                                   130,000        937,118
  Miura Co. (Machines)                                     24,000        334,452
  NAC Co. Ltd. (Commercial Services)                       30,240        395,396
  NEC Corp. (Computers)                                    72,000      1,003,355
  Nichiha (Building and Construction)                      40,000        633,118
  NKK Corp. (Steel)                                       392,000        772,198
  Oi Electric Co. (Electronics)                            31,000        274,667
  Omron Corp. (Electronics)                                58,000      1,167,484
  Pioneer Electronic Corp. (Electronics)                   48,000      1,189,161
  Ricoh Co. Ltd. (Office/Business Equipment)               77,000      1,013,419
  Ryohin Keikaku Co. Ltd. (Retail)                          6,500        492,602
  Sanshin Electronics Co. Ltd. (Electronics)               37,000        677,935
  Sato Corp. (Machines)                                    19,536        329,381
  Sawako Corp. (Engineering/Construction)                  23,200        363,217
  TDK Corp. (Special Products and Services)                38,000      2,922,323
  TKC Corp. (Computer Software and Services)               23,600        560,310
  Tokyo Broadcasting System (Broadcasting)                 18,000        328,258
  Yoshinoya D&C Co. Ltd. (Retail)                              28        325,161
                                                                   -------------
                                                                    $ 28,236,123
--------------------------------------------------------------------------------
Malaysia - 1.8%
  Genting Berhad (Entertainment)                           21,000   $    109,492
  Malayan Banking Berhad (Finance)                         10,000        105,473
  Malaysian Industrial Development Finance
    Berhad (Finance)                                      229,000        331,765
  Petronas Gas Berhad (Oil and Gas)*##                    226,000        818,547
  Resorts World Berhad (Entertainment)                     27,000         90,269
  Tenaga Nasional Berhad (Utilities - Electric)           104,000        476,020
  United Engineers Berhad (Engineering)                    33,000        266,627
                                                                   -------------
                                                                    $  2,198,193
--------------------------------------------------------------------------------

----------------------------------------------------------------------------
Issuer                                                 Shares          Value
----------------------------------------------------------------------------
Mexico - 2.1%
  Cemex S.A., "B" (Construction)                       66,000   $    246,979
  Corporacion GEO, S.A. de C.V., "B"
    (Real Estate)                                      21,000        100,752
  Empresas ICA Sociedad Controladora S.A.,
    ADR (Special Products and Services)                13,000        188,500
  Fomento Economico Mexicano S.A., "B"
    (Beverage)                                         36,950        196,195
  Gruma S.A. (Food Products)                           73,666        349,238
  Grupo Carso S.A. de C.V. (Conglomerates)             52,800        188,238
  Grupo Carso, "A1" (Conglomerates)                    52,800        299,712
  Grupo Financiero Banamex, "B" (Finance)              58,000        125,532
  Grupo Financiero Inbursa S.A. de C.V.
    (Finance)                                           1,842          6,392
  Kimberly-Clark de Mexico S.A. de C.V.
    (Forest and Paper Products)                        30,000        103,919
  Telefonos de Mexico S.A.
    (Utilities - Telephone)                           201,000        446,723
  Tubos de Acero de Mexico S.A.
    (Iron/Steel)*                                      17,340        305,149
                                                               -------------
                                                                $  2,557,329
----------------------------------------------------------------------------
Morocco - 0.4%
  Banque Marocaine du Commerce (Banks
    and Credit Co.)##                                   5,300   $    105,735
  Brasserica du Maroc (Consumer Goods
    and Services)                                         530         92,612
  Credit Eqdom (Financial Institutions)                   750         75,845
  ONA S.A. (Conglomerate)                               1,500        121,415
  Societe Nationale d'Investissement
    (Conglomerate)                                      1,350        100,382
                                                               -------------
                                                                $    495,989
----------------------------------------------------------------------------
Netherlands - 5.5%
  ABN Amro Holdings N.V. (Finance)                     52,000   $    962,110
  Ahrend Groep N.V. (Furniture and
    Home Appliances)                                   13,248        838,918
  Akzo Nobel (Chemicals)                                6,200        826,257
  Hagemeyer (Distributing)                             18,020        885,644
  Royal Dutch Petroleum Co. (Oils)                        600        116,047
  Stork NV (Machinery)                                 25,965      1,150,271
  Vendex International N.V. (Retail)                   19,000      1,067,494
  Verenigde Nederlandse Uitgeversbedrijven
    Verenigd Bezit (Publishing)                        41,300        934,185
                                                               -------------
                                                                $  6,780,926
----------------------------------------------------------------------------
Pakistan - 0.6%
  Hub Power Co. Ltd., GDR (Utilities - Electric)* 20,000 $ 462,000 Pakistan Telecommunications Corp., GDR
    (Utilities - Telephone)                             4,800        297,600
                                                               -------------
                                                                $    759,600
----------------------------------------------------------------------------
Peru - 1.4%
  Alicorp S.A. (Consumer Goods and Services)          136,000   $    236,966
  Compania de Minas Buenaventura S.A.
    (Mining)                                           33,507        308,269


Stocks - continued
----------------------------------------------------------------------------
Issuer                                                 Shares          Value
----------------------------------------------------------------------------
Peru - continued
  CPT Telefonica del Peru S.A., "B"
    (Utilities - Telephone)                           238,080   $    609,728
  Credicorp Ltd. Holding Co. (Banks and
    Credit Cos.)                                       23,328        527,796
                                                               -------------
                                                                $  1,682,759
----------------------------------------------------------------------------
Poland - 0.6%
  Elektrim Spolka Akcyjna S.A.
    (Electrical Equipment)                             56,500   $    504,969
  Stomil Olsztyn S.A. (Tires and Rubber)               22,500        281,250
                                                               -------------
                                                                $    786,219
----------------------------------------------------------------------------
Portugal - 1.0%
  Cimentos de Portugal S.A. (Building Materials)        7,326   $    161,155
  Inparsa - Industria e Participacoes, SGPS,
    S.A. (Building Materials)                           3,500         29,771
  Jeronimo Martins & Filho S.A. (Retail)                1,866        126,849
  Portugal Telecom S.A. (Utilities - Telephone)         7,400        284,131
  Sonae Investimentos-Sociedade Gestora de
    Participacoes Sociais, S.A. (Finance)               7,000        262,814
  Telecel - Comunicacaoes Pessoais S.A.
    (Cellular Telephones)                               5,418        416,468
                                                               -------------
                                                                $  1,281,188
----------------------------------------------------------------------------
Russia - 1.2%
  Lukoil Oil Co., ADR (Oils)                           13,800   $    822,825
  Mosenergo, ADR (Utilities - Electric)##               9,900        374,220
  Rostelecom (Telecommunications)##                         8        303,200
                                                               -------------
                                                                $  1,500,245
----------------------------------------------------------------------------
Singapore - 1.9%
  City Developments Ltd. (Real Estate)                 44,000   $    409,231
  Development Bank of Singapore Ltd. (Banks)           59,000        738,531
  Overseas-Chinese Banking Corp. Ltd. (Finance)        21,400        266,378
  Wing Tai Holdings Ltd. (Holding Company)            300,000        893,706
                                                               -------------
                                                                $  2,307,846
----------------------------------------------------------------------------
South Africa - 1.0%
  Anglo American Corp. of South Africa
    Ltd. (Mining)                                       2,400   $    140,529
  De Beers Centenary AG (Diamonds -
    Precious Stones)                                    5,500        192,734
  Liberty Life Association of Africa Ltd.
    (Insurance)                                         7,250        202,922
  Nedcor Ltd. (Financial Services)                     10,539        205,305
  Sappi (Paper Products)                                7,000         64,263
  Sasol Ltd. (Oils)                                    18,500        226,797
  South African Breweries Ltd. (Brewery)                7,350        206,544
                                                               -------------
                                                                $  1,239,094
----------------------------------------------------------------------------
Spain - 1.4%
  BCO Intercont (Banks)                                 2,200   $    372,277
  Cristaleria Espanola S.A. (Glass Products)            3,700        295,119
  Repsol S.A. (Oils)                                   10,600        444,021
  Telefonica de Espana (Utilities - Telephone)         21,100        609,202
                                                               -------------
                                                                $  1,720,619
----------------------------------------------------------------------------

-------------------------------------------------------------------------------
Issuer                                                    Shares          Value
-------------------------------------------------------------------------------
Sweden - 3.5%
  Autoliv AB (Automotive)                                  9,280   $    351,606
  Enator AB (Computer Services)                            9,600        187,132
  Ericsson LM, "B" (Telecommunications)                   25,500        895,384
  Munksjo AB (Forest and Paper Products)                  59,700        578,010
  Nobel Biocare AB (Medical and Health Products)          26,280        305,329
  PLM AB (Packaging and Containers)                       11,400        207,503
  Sparbanken Sverige AB, "A" (Banks)                      43,680        857,090
  Volvo AB, "B" (Automobiles)                             31,160        862,829
                                                                  -------------
                                                                   $  4,244,883
-------------------------------------------------------------------------------
Switzerland - 5.3%
  Ciba Specialty AG (Chemicals)                            6,720   $    637,508
  Fotolabo S.A. (Leisure)                                  1,300        423,363
  Kuoni Reisen Holdings AG (Transportation)                  300        998,230
  Lindt & Spruengli AG (Food)                                 40        795,752
  Logitech International (Electrical Equipment)            5,220        901,720
  Nestle AG, Registered Shares (Food and
    Beverage Products)                                       750        934,513
  Novartis AG (Pharmaceuticals)                              560        761,204
  Roche Holdings AG (Pharmaceuticals)                        112        997,494
                                                                  -------------
                                                                   $  6,449,784
-------------------------------------------------------------------------------
Taiwan - 1.1%
  Taipei Fund (Finance)                                      125   $  1,362,500
-------------------------------------------------------------------------------
Turkey - 0.1%
  Adana Cimento Sanayii (Building
    Materials)                                         1,363,600   $     89,869
-------------------------------------------------------------------------------
United Kingdom - 14.0%
  ASDA Property Holdings PLC (Real Estate)               157,600   $    392,674
  BAA PLC (Transportation)                               121,780      1,057,995
  Blick PLC (Electrical)                                  51,200        234,996
  British Petroleum PLC (Oil and Gas)                     65,540        784,262
  British Telecommunications PLC
    (Telecommunications)                                 108,940        791,084
  BTR PLC (Holding Company)                              169,520        552,975
  Bullough PLC (Manufacturing)                           275,900        547,229
  Carlton Communications PLC (Broadcasting)              104,640        903,941
  Close Brothers Group PLC (Banks)                        71,800        556,695
  David Brown Group PLC
    (Engineering/Construction)                            88,400        315,893
  Devro International PLC (Food)                          96,300        513,028
  Fine Art Developments PLC (Retail)                      66,600        324,237
  Forth Ports PLC (Harbor Transportation
    Services)                                             21,000        206,539
  Glaxo Wellcome PLC (Pharmaceuticals)                    45,880        919,023
  Hazlewood Foods PLC (Food)                             280,800        464,890
  Inchcape PLC (Commercial Services)                      54,150        255,636
  Independent Insurance Group PLC (Insurance)             46,300        610,954
  Lloyds TSB Group PLC (Banks and Credit Cos.)           105,800      1,066,144
  Marley PLC (Building Materials)                        193,900        400,479
  Midland Independent Newspapers PLC
    (Publishing)                                         138,000        334,790
  National Westminster (Finance)                          20,900        255,917
  Roxboro Group PLC (Manufacturing)                       89,700        313,187


Stocks - continued
-------------------------------------------------------------------------------
Issuer                                                    Shares          Value
-------------------------------------------------------------------------------
United Kingdom - continued
  Sainsbury (J.) PLC (Retail)                             36,800   $    211,732
  Serco Group PLC (Commercial Services)                   24,500        284,135
  Seton Healthcare Group PLC (Medical Supplies)           39,000        303,662
  SIG PLC (Building Materials)                           105,940        541,531
  Storehouse PLC (Retail)                                170,460        607,734
  T & S Stores PLC (Retail)                              119,400        346,425
  Tesco PLC (Retail)                                     114,000        700,758
  Triplex Lloyd PLC (Hardware)                           121,600        324,902
  Unilever PLC (Consumer Goods)                           33,580        899,974
  Vardon PLC (Entertainment)                             197,050        361,765
  VCI PLC (Leisure)                                       58,000        239,585
  Walker Greenbank PLC (Maufacturing)                    247,300        235,117
  Wardle Storeys PLC (Chemicals)                          32,500        223,751
                                                                  -------------
                                                                   $ 17,083,639
-------------------------------------------------------------------------------
Venezuela - 0.3%
  Compania Anonima Nacional Telefonos de
    Venezuela, ADR (Telecommunications)*                  10,000   $    371,250
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $107,428,950)                       $120,004,643
-------------------------------------------------------------------------------

Warrants
-------------------------------------------------------------------------------
Sweden
  Volvo AB, "B" (Automobiles)
    (Identified Cost, $0)                             $   31,160   $      8,327
-------------------------------------------------------------------------------

Short-Term Obligations - 0.5%
-------------------------------------------------------------------------------
                                                Principal Amount
                                                   (000 Omitted)
-------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp.,
    due 6/23/97                                       $      450   $    448,493
  General Electric Capital Corp., due
    6/02/97                                                  205        204,968
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                    $    653,461
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $108,082,411)                  $120,666,431
Other Assets, Less Liabilities - 1.3%                                 1,583,470
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $122,249,901
-------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements

Portfolio Footnotes:
 *Non-income producing security.
##SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.


AUD   = Australian Dollars   GBP   = British Pounds
BEF   = Belgian Francs       GRD   = Greek Drachmas
CAD   = Canadian Dollars     IEP   = Irish Punts
CHF   = Swiss Francs         ITL   = Italian Lire
DEM   = Deutsche Marks       JPY   = Japanese Yen
DKK   = Danish Kroner        NLG   = Netherlands Guilders
ESP   = Spanish Pesetas      NZD   = New Zealand Dollars
FRF   = French Francs        SEK   = Swedish Kronor

Financial Statements
Statements of Assets and Liabilities
--------------------------------------------------------------------------------

                                                                                         Emerging    International
                                                                                          Markets           Growth   International
May 31, 1997                                                                               Equity       and Income          Growth
------------------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments, at value (identified cost, $76,343,323, $26,711,108, and
   $108,082,411,respectively)                                                         $89,854,857      $29,372,129    $120,666,431
 Cash                                                                                     --               --               44,183
 Foreign currency, at value (identified cost, $651,563, $13,658, and $482,608,
  respectively)                                                                           651,681           13,586         483,169
 Net receivable for forward foreign currency exchange contract sold                       --               283,017         958,593
 Net receivable for master netting agreements and closed foreign currency exchange
  contracts purchased                                                                     --                74,704         --
 Net receivable for forward foreign currency exchange contracts purchased                 --               111,737         131,216
 Receivable for Fund shares sold                                                        1,133,639          286,428         774,640
 Receivable for investments sold                                                          --               280,112         --
 Interest and dividends receivable                                                        319,469          226,451         498,231
 Deferred organization expenses                                                            20,691           18,385          19,115
                                                                                      -----------      -----------    ------------
   Total assets                                                                       $91,980,337      $30,666,549    $123,575,578
                                                                                      -----------      -----------    ------------
Liabilities:
 Cash overdraft                                                                       $     2,136      $   555,757    $    --
 Payable for Fund shares reacquired                                                        50,712           39,749         237,117
 Payable for investments purchased                                                        229,460          563,801         892,412
 Written options outstanding, at value (premiums received $0, $6,589, and $0,
  respectively)                                                                           --                16,284         --
 Payable to affiliates -
  Management fee                                                                            6,191            1,579           6,554
  Administrative fee                                                                           74               24             101
  Shareholder servicing agent fee                                                             644              211             874
  Distribution fee                                                                         42,423           14,110          58,398
 Accrued expenses and other liabilities                                                   131,058           64,978         130,221
                                                                                      -----------      -----------    ------------
   Total liabilities                                                                  $   462,698      $ 1,256,493    $  1,325,677
                                                                                      -----------      -----------    ------------
Net assets                                                                            $91,517,639      $29,410,056    $122,249,901
                                                                                      ===========      ===========    ============
Net assets consist of:
 Paid-in capital                                                                      $80,593,249      $27,843,519    $114,182,502
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies                                                                   13,408,306        3,116,858      13,675,208
 Accumulated net realized loss on investments and foreign currency transactions        (2,016,103)      (1,182,827)     (4,780,289)
 Accumulated net investment loss                                                         (467,813)        (367,494)       (827,520)
                                                                                      -----------      -----------    ------------
   Total                                                                              $91,517,639      $29,410,056    $122,249,901
                                                                                      ===========      ===========    ============
 Shares of beneficial interest outstanding                                             4,838,654        1,805,209       7,251,124
                                                                                      ===========      ===========    ============
Class A shares:
 Net asset value per share
  (net assets of $37,539,578, $13,425,340, and $56,810,289 [divided by] 1,979,873,
  822,833, and 3,361,154 shares of beneficial interest outstanding, respectively)       $18.96           $16.32          $16.90
                                                                                        ======           ======          ======
 Offering price per share (100 - 95.25 of net asset value per share)                    $19.91           $17.13          $17.74
                                                                                        ======           ======          ======
Class B shares:
 Net asset value and offering price per share
  (net assets of $51,019,984, $15,748,793, and $62,958,124 [divided by] 2,701,302,
  967,802, and 3,741,995 shares of beneficial interest outstanding, respectively)       $18.89           $16.27          $16.82
                                                                                        ======           ======          ======
Class C shares:
 Net asset value and offering price per share
  (net assets of $2,658,810, $235,453, and $2,397,128 [divided by] 141,725, 14,545,
  and 142,994 shares of beneficial interest outstanding, respectively)                  $18.76           $16.19          $16.76
                                                                                        ======           ======          ======
Class I shares:
 Net asset value, offering price and redemption price per share
  (net assets of $299,267, $470.34, and $84,360 [divided by] 15,754, 28.825, and
  4,981 shares of beneficial interest outstanding, respectively)                        $19.00           $16.32          $16.94
                                                                                        ======           ======          ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements
kl.
Financial Statements - continued
Statements of Operations
--------------------------------------------------------------------------------

                                                                                         Emerging    International
                                                                                          Markets           Growth International
Year Ended May 31, 1997                                                                    Equity       and Income        Growth
----------------------------------------------------------------------------------------------------------------------------------
Net investment income:
 Income -
  Interest                                                                            $   202,857     $    459,577   $   403,067
  Dividends                                                                             1,028,372          475,670     2,092,771
  Foreign taxes withheld                                                                  (63,610)         (59,180)     (233,349)
                                                                                      ------------    ------------   ------------
   Total investment income                                                            $ 1,167,619     $    876,067   $ 2,262,489
                                                                                      ------------    ------------   ------------
 Expenses -
  Management fee                                                                      $   687,535     $    277,086   $ 1,049,705
  Trustees' compensation                                                                    6,458            6,892        11,015
  Administrative fee                                                                        3,019            1,100         4,467
  Shareholder servicing agent fee                                                          37,906           15,593        62,315
  Shareholder servicing agent fee (Class A)                                                18,926           11,517        42,410
  Shareholder servicing agent fee (Class B)                                                28,770           19,201        68,426
  Shareholder servicing agent fee (Class C)                                                   223               24           525
  Distribution and service fee (Class A)                                                  128,054           66,872       252,648
  Distribution and service fee (Class B)                                                  284,900          149,349       559,606
  Distribution and service fee (Class C)                                                    8,454            1,034        11,524
  Custodian fee                                                                            66,789           53,394       116,586
  Registration fees                                                                        58,565           49,349        34,241
  Printing                                                                                 47,823           22,734        69,269
  Postage                                                                                  37,403            9,202        24,397
  Auditing fees                                                                            32,111           26,826        38,272
  Legal fees                                                                                9,916           10,794        10,649
  Amortization of organization expenses                                                     5,197            5,197         5,197
  Miscellaneous                                                                            41,506           33,494        79,131
                                                                                      ------------    ------------   ------------
   Total expenses                                                                     $ 1,503,555     $    759,658   $ 2,440,383
 Fees paid indirectly                                                                      (4,573)          (7,370)       (7,957)
 Refund of expenses to investment adviser                                                  25,887          --            --
                                                                                      ------------    ------------   ------------
   Net expenses                                                                       $ 1,524,869     $    752,288   $ 2,432,426
                                                                                      ------------    ------------   ------------
    Net investment income (loss)                                                      $  (357,250)    $    123,779   $  (169,937)
                                                                                      ------------    ------------   ------------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) -
  Investment transactions                                                             $(1,983,312)    $ (1,254,793)  $(4,497,196)
  Written option transactions                                                             --                 7,796       --
  Foreign currency transactions                                                           (83,420)        (430,595)     (441,519)
                                                                                      ------------    ------------   ------------
   Net realized loss on investments and foreign currency transactions                 $(2,066,732)    $ (1,677,592)  $(4,938,715)
                                                                                      ------------    ------------   ------------
 Change in unrealized appreciation (depreciation) -
  Investments (net of applicable deferred foreign taxes of $103,099, $0, and $1,118,
   respectively)                                                                      $11,949,720     $  1,748,881   $ 7,102,874
  Written options                                                                          --              (32,094)      --
  Translation of assets and liabilities in foreign currencies                               2,504          589,842     1,120,254
                                                                                      ------------    ------------   ------------
   Net unrealized gain on investments and foreign currency translation                $11,952,224     $  2,306,629   $ 8,223,128
                                                                                      ------------    ------------   ------------
    Net realized and unrealized gain on investments and foreign currency              $ 9,885,492     $    629,037   $ 3,284,413
                                                                                      ------------    ------------   ------------
     Increase in net assets from operations                                           $ 9,528,242     $    752,816   $ 3,114,476
                                                                                      ============    =============  ============

See notes to financial statements

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                             Emerging Markets Equity      International Growth and Income
                                                         ------------------------------   --------------------------------
                                                            Year Ended     Period Ended      Year Ended     Period Ended
                                                          May 31, 1997    May 31, 1996*    May 31, 1997    May 31, 1996*
---------------------------------------------------------------------------------------   --------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income (loss)                            $    (357,250)   $      13,002   $     123,779    $      81,065
 Net realized gain (loss) on investments and foreign
  currency transactions                                     (2,066,732)         502,931      (1,677,592)          87,073
 Net unrealized gain on investments and foreign
  currency translation                                      11,952,224        1,456,082       2,306,629          810,229
                                                         --------------   -------------   --------------   -------------
   Increase in net assets from operations                $   9,528,242    $   1,972,015   $     752,816    $     978,367
                                                         --------------   -------------   --------------   -------------
Distributions declared to shareholders -
 From net investment income (Class A)                    $     --         $      (8,868)  $     (68,626)   $     (12,226)
 From net investment income (Class B)                          --               --              --                (7,299)
 From net investment income (Class C)                          --               --                 (575)         --
 From net realized gain on investments and foreign
  currency transactions (Class A)                             (309,984)         --              (35,996)         --
 From net realized gain on investments and foreign
  currency transactions (Class B)                             (238,475)         --              (39,731)         --
 From net realized gain on investments and foreign
  currency transactions (Class C)                              (11,143)         --                 (193)         --
 In excess of net investment income (Class B)                  --                (3,354)        --               --
                                                         --------------   -------------   --------------   -------------
    Total distributions declared to shareholders         $    (559,602)   $     (12,222)  $    (145,121)   $     (19,525)
                                                         --------------   -------------   --------------   -------------
 Fund share (principal) transactions -
  Net proceeds from sale of shares                       $  92,886,375    $  46,419,714   $  14,540,133    $  27,711,754
  Net asset value of shares issued to shareholders in
   reinvestment of distributions                               500,512           12,183         128,054           15,767
  Cost of shares reacquired                                (50,719,552)      (8,510,026)    (11,456,699)      (3,095,490)
                                                         --------------   -------------   --------------   -------------
   Increase in net assets from Fund share
    transactions                                         $  42,667,335    $  37,921,871   $   3,211,488    $  24,632,031
                                                         --------------   -------------   --------------   -------------
    Total increase in net assets                         $  51,635,975    $  39,881,664   $   3,819,183    $  25,590,873
Net assets:
 At beginning of period                                     39,881,664          --           25,590,873          --
                                                         --------------   -------------   --------------   -------------
 At end of period (including accumulated
  undistributed net investment income (loss) of
  $(463,770) and $(23,100), $(367,494) and
  $123,689, and $(775,180) and $(220,228),
  respectively)                                          $  91,517,639    $  39,881,664   $  29,410,056    $  25,590,873
                                                         ==============   ==============  ==============   =============


                                                               International Growth
                                                         --------------------------------
                                                             Year Ended    Period Ended
                                                           May 31, 1997   May 31, 1996*
-----------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income (loss)                            $     (169,937)  $      (4,270)
 Net realized gain (loss) on investments and foreign
  currency transactions                                      (4,938,715)        334,764
 Net unrealized gain on investments and foreign
  currency translation                                        8,223,128       5,452,080
                                                         --------------   -------------
   Increase in net assets from operations                $    3,114,476   $   5,782,574
                                                         --------------   -------------
Distributions declared to shareholders -
 From net investment income (Class A)                    $      --        $      (6,653)
 From net investment income (Class B)                           --              --
 From net investment income (Class C)                           --              --
 From net realized gain on investments and foreign
  currency transactions (Class A)                              (469,661)        --
 From net realized gain on investments and foreign
  currency transactions (Class B)                              (305,586)        --
 From net realized gain on investments and foreign
  currency transactions (Class C)                               (14,849)        --
 In excess of net investment income (Class B)                   --              --
                                                         --------------   -------------
    Total distributions declared to shareholders         $     (790,096)  $      (6,653)
                                                         --------------   -------------
 Fund share (principal) transactions -
  Net proceeds from sale of shares                       $  129,496,667   $  84,291,229
  Net asset value of shares issued to shareholders in
   reinvestment of distributions                                830,061           5,219
  Cost of shares reacquired                                 (95,147,991)     (5,325,585)
                                                         --------------   -------------
   Increase in net assets from Fund share
    transactions                                         $   35,178,737   $  78,970,863
                                                         --------------   -------------
    Total increase in net assets                         $   37,503,117   $  84,746,784
Net assets:
 At beginning of period                                      84,746,784         --
                                                         --------------   -------------
 At end of period (including accumulated
  undistributed net investment income (loss) of
  $(463,770) and $(23,100), $(367,494) and
  $123,689, and $(775,180) and $(220,228),
  respectively)                                          $  122,249,901   $  84,746,784
                                                         ==============   =============

*For the period from the commencement of investment operations, October 24, 1995, to May 31, 1996


See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------

                                                                                      Emerging Markets Equity
                                                               ----------------------------------------------------------------
                                                                   Year Ended     Period Ended      Year Ended   Period Ended
                                                                 May 31, 1997    May 31, 1996*    May 31, 1997  May 31, 1996*
                                                               ---------------- ---------------  -------------- ---------------
                                                                              Class A                         Class B
-------------------------------------------------------------------------------------------------- ----------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $ 16.52          $ 15.00         $ 16.47        $ 15.00
                                                                      -------          -------         -------        -------
Income from investment operations# -
 Net investment income (loss)                                         $ (0.07)         $  0.04         $ (0.15)       $ (0.02)
 Net realized and unrealized gain on
  investments and foreign currency
  transactions                                                           2.74             1.50            2.73           1.50
                                                                      -------          -------         -------        -------
   Total from investment operations                                   $  2.67          $  1.54         $  2.58        $  1.48
                                                                      -------          -------         -------        -------
Less distributions declared to shareholders -
 From net investment income                                           $  --            $ (0.02)        $  --          $  --
 From net realized gain on investments and
  foreign currency transactions                                         (0.23)            --             (0.16)          --
 In excess of net investment income                                      --               --              --            (0.01)
                                                                      -------          -------         -------        -------
   Total distributions declared to
    shareholders                                                      $ (0.23)         $ (0.02)        $ (0.16)       $ (0.01)
                                                                      -------          -------         -------        -------
Net asset value - end of period                                       $ 18.96          $ 16.52         $ 18.89        $ 16.47
                                                                      -------          -------         -------        -------
Total return+++                                                        16.43%           10.24%++        15.87%          9.85%++
Ratios (to average daily net assets)/Supplemental data ss.:
 Expenses##                                                             2.51%            2.48%+          3.04%          3.06%+
 Net investment income (loss)                                         (0.42)%            0.35%+        (0.87)%        (0.19)%+
Portfolio turnover                                                        47%              22%             47%            22%
Average commission rate                                               $0.0019          $0.0136         $0.0019        $0.0136
Net assets at end of period (000 omitted)                             $37,540          $19,861         $51,020        $20,021


                                                                   Emerging Markets Equity
---------------------------------------------------------------------------------------------------
                                                                 Period Ended     Period Ended
                                                               May 31, 1997**  May 31, 1997***
                                                              ---------------- ----------------
                                                                      Class C          Class I
---------------------------------------------------------------------------------- ----------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $ 16.77          $ 16.47
                                                                      -------          -------
Income from investment operations# -
 Net investment income (loss)                                         $ (0.08)         $  0.10
 Net realized and unrealized gain on
  investments and foreign currency
  transactions                                                           2.36             2.43
                                                                      -------          -------
   Total from investment operations                                   $  2.28          $  2.53
                                                                      -------          -------
Less distributions declared to shareholders -
 From net investment income                                           $  --            $  --
 From net realized gain on investments and
  foreign currency transactions                                         (0.29)            --
 In excess of net investment income                                      --               --
                                                                      -------          -------
   Total distributions declared to
    shareholders                                                      $ (0.29)         $  --
                                                                     --------          -------
Net asset value - end of period                                       $ 18.76          $ 19.00
                                                                     --------          -------
Total return+++                                                        13.89%++         15.36%++
Ratios (to average daily net assets)/Supplemental data ss.:
 Expenses##                                                             3.00%+           2.01%+
 Net investment income (loss)                                         (0.48)%+           1.14%+
Portfolio turnover                                                        47%              47%
Average commission rate                                               $0.0019          $0.0019
Net assets at end of period (000 omitted)                              $2,659             $299


  *For the period from the commencement of investment operations, October 24,
   1995, to May 31, 1996.
 **For the period from the commencement of offering of Class C shares, June 27,
   1996, to May 31, 1997.
***For the period from the commencement of offering of Class I shares, January
   2, 1997, to May 31, 1997.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
+++Total returns for Class A shares do not include the applicable sales charge.
   If the sales charge had been included, the results would have been lower. ss.For the year ended May 31, 1997, the Adviser voluntarily agreed to bear, subject to reimbursement by the Fund, expenses of each class of shares of the Fund such that expenses, exclusive of management, distribution, service fees, and certain other expenses, of the Fund's Class A shares, Class B shares, Class C shares, and Class I shares do not exceed 0.75%, respectively, of the Fund's average daily net assets on an annualized basis. For the period ended May 31, 1996, the Adviser voluntarily agreed to maintain total expenses of the Fund at not more than 2.50%, 3.07%, and 3.00% of average daily net assets for Class A, Class B, and Class C shares, respectively. To the extent actual expenses were over/under these limitations, the net investment income (loss) per share and the ratios would have been:

  Net investment income (loss)        $(0.06)   $  0.02    $ (0.14)   $ (0.08)     $ (0.07)     $ 0.10
  Ratios (to average net assets):
   Expenses                            2.45%      2.73%+     2.98%      3.30%+       2.97%+      1.99%+
   Net investment income (loss)      (0.37)%      0.10%+   (0.82)%    (0.44)%+     (0.39)%+      1.14%+

See notes to financial statements

--------------------------------------------------------------------------------


                                                                              International Growth and Income
                                                               --------------------------------------------------------------
                                                                  Year Ended    Period Ended     Year Ended     Period Ended
                                                                May 31, 1997   May 31, 1996*   May 31, 1997    May 31, 1996*
                                                               ------------------------------  ------------------------------
                                                                             Class A                        Class B
------------------------------------------------------------------------------------------------  ---------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $ 15.98         $ 15.00        $ 15.94          $ 15.00
                                                                     -------         -------        -------          -------
Income from investment operations# -
 Net investment income                                               $  0.11         $  0.11        $  0.03          $  0.05
 Net realized and unrealized gain on
  investments and foreign currency
  transactions                                                          0.35            0.90           0.34             0.90
                                                                     -------         -------        -------          -------
   Total from investment operations                                  $  0.46         $  1.01        $  0.37          $  0.95
                                                                     -------         -------        -------          -------
Less distributions declared to shareholders -
 From net investment income                                          $ (0.08)        $ (0.03)       $  --            $ (0.01)
 From net realized gain on investments and
  foreign currency transactions                                        (0.04)           --            (0.04)            --
                                                                     -------         -------        -------          -------
   Total distributions declared to
    shareholders                                                     $ (0.12)        $ (0.03)       $ (0.04)         $ (0.01)
                                                                     -------         -------        -------          -------
Net asset value - end of period                                      $ 16.32         $ 15.98        $ 16.27          $ 15.94
                                                                     =======         =======        =======          =======
Total return[dbldag]                                                   2.88%           6.71%++        2.33%            6.37%++
Ratios (to average daily net assets)/Supplemental data:
 Expenses##                                                            2.39%           2.52%+         2.94%            3.11%+
 Net investment income                                                 0.72%           1.04%+         0.18%            0.49%+
Portfolio turnover                                                       89%             29%            89%              29%
Average commission rate                                              $0.0197         $0.0291        $0.0197          $0.0291
Net assets at end of period (000 omitted)                            $13,425         $11,950        $15,749          $13,641


                                                                  International Growth and Income
-------------------------------------------------------------------------------------------------
                                                                Period Ended     Period Ended
                                                              May 31, 1997**  May 31, 1997***
                                                                  -------------------------------
                                                                     Class C          Class I
                                                                  --------------  ---------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $ 16.02           $15.71
                                                                     -------           ------
Income from investment operations# -
 Net investment income                                               $  0.12           $ 0.16
 Net realized and unrealized gain on
  investments and foreign currency
  transactions                                                          0.21             0.45
                                                                     -------           ------
   Total from investment operations                                  $  0.33           $ 0.61
                                                                     -------           ------
Less distributions declared to shareholders -
 From net investment income                                          $ (0.12)          $ --
 From net realized gain on investments and
  foreign currency transactions                                        (0.04)            --
                                                                     -------           ------
   Total distributions declared to
    shareholders                                                     $ (0.16)          $ --
                                                                     -------           ------
Net asset value - end of period                                      $ 16.19           $16.32
                                                                     -------           ------
Total return[dbldag]                                                   2.09%++          3.88%++
Ratios (to average daily net assets)/Supplemental data:
 Expenses##                                                            2.64%+           1.89%+
 Net investment income                                                 0.80%+           2.33%+
Portfolio turnover                                                       89%              89%
Average commission rate                                              $0.0197          $0.0197
Net assets at end of period (000 omitted)                               $235            $--

  *For the period from the commencement of investment operations, October 24,
   1995, to May 31, 1996.
 **For the period from the commencement of offering of Class C shares, July 1,
   1996, to May 31, 1997.
***For the period from the commencement of offering of Class I shares,
   January 2, 1997, to May 31, 1997.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag]Total returns for Class A shares do not include the applicable sales charge. If the sales charge had been included, the results would have been lower.

See notes to financial statements

--------------------------------------------------------------------------------


                                                                                   International Growth
                                                               -------------------------------------------------------------
                                                                  Year Ended    Period Ended      Year Ended   Period Ended
                                                                May 31, 1997   May 31, 1996*    May 31, 1997  May 31, 1996*
                                                               --------------  -------------    ------------  --------------
                                                                             Class A                        Class B
-----------------------------------------------------------------------------------------------   --------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $16.71         $ 15.00         $ 16.66        $ 15.00
                                                                      ------         -------         -------        -------
Income from investment operations# -
 Net investment income (loss)                                         $ 0.02         $  0.03         $ (0.07)       $ (0.03)
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                                          0.32            1.69            0.31           1.69
                                                                      ------         -------         -------        -------
   Total from investment operations                                   $ 0.34         $  1.72         $  0.24        $  1.66
                                                                      ------         -------         -------        -------
Less distributions declared to shareholders -
 From net investment income                                           $ --           $ (0.01)        $  --          $  --
 From net realized gain on investments and
  foreign currency transactions                                        (0.15)           --             (0.08)          --
                                                                      ------         -------         -------        -------
   Total distributions declared to
    shareholders                                                      $(0.15)        $ (0.01)        $ (0.08)          --
                                                                      ------         -------         -------        -------
Net asset value - end of period                                       $16.90         $ 16.71         $ 16.82        $ 16.66
                                                                      ======         =======         =======        =======
Total return[dbldag]                                                   2.13%          11.43%++         1.56%         11.07%++
Ratios (to average daily net assets)/Supplemental data:
 Expenses##                                                            1.99%           2.24%+          2.53%          2.85%+
 Net investment income (loss)                                          0.13%           0.24%+        (0.42)%        (0.31)%+
Portfolio turnover                                                       53%             11%             53%            11%
Average commission rate                                              $0.0069         $0.0107         $0.0069        $0.0107
Net assets at end of period (000 omitted)                            $56,810         $41,483         $62,958        $43,264


                                                                   International Growth
                                                             ---------------------------------
                                                               Period Ended      Period Ended
                                                             May 31, 1997**   May 31, 1997***
                                                            ---------------  ----------------
                                                                    Class C           Class I
--------------------------------------------------------------------------------  ----------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 16.83           $ 15.90
                                                                    -------           -------
Income from investment operations# -
 Net investment income (loss)                                       $ (0.04)          $  0.11
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                                         0.15              0.93
                                                                    -------           -------
   Total from investment operations                                 $  0.11           $  1.04
                                                                    -------           -------
Less distributions declared to shareholders -
 From net investment income                                         $  --             $  --
 From net realized gain on investments and
  foreign currency transactions                                       (0.18)             --
                                                                    -------           -------
   Total distributions declared to
    shareholders                                                    $ (0.18)          $  --
                                                                    -------           -------
Net asset value - end of period                                     $ 16.76           $ 16.94
                                                                    =======           =======
Total return[dbldag]                                                  0.79%++           6.54%++
Ratios (to average daily net assets)/Supplemental data:
 Expenses##                                                           2.50%+            1.52%+
 Net investment income (loss)                                       (0.27)%+            1.40%+
Portfolio turnover                                                      53%               53%
Average commission rate                                             $0.0069           $0.0069
Net assets at end of period (000 omitted)                            $2,397               $84

  *For the period from the commencement of investment operations, October 24,
   1995, to May 31, 1996.
 **For the period from the commencement of offering of Class C shares, July 1,
   1996, to May 31, 1997.
***For the period from the commencement of offering of Class I shares, January
   2, 1997, to May 31, 1997.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag]Total returns for Class A shares do not include the applicable sales charge. If the sales charge had been included, the results would have been lower.


See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS/Foreign & Colonial Emerging Markets Equity Fund (Emerging Market Equity), MFS/Foreign & Colonial International Growth and Income Fund (International Growth and Income), and MFS/Foreign & Colonial International Growth Fund (International Growth) (the Funds) are each a diversified series of MFS Series Trust X (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Future contracts, options, and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Funds may enter into repurchase agreements with institutions that the Funds' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Funds require that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. The Funds monitor, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Funds under each such repurchase agreement.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Funds in connection with their organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of operations of the Funds.

Written Options - The Funds may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Funds. The Funds, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bear the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income-producing strategy reflecting the view of the Funds' management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Funds will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Funds may enter into contracts to deliver or receive foreign currency they will receive from or require for their normal investment activities. They may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Funds may enter into contracts with the intent of changing the relative exposures of the Funds' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Funds' custodian bank calculates its fee based on the Funds' average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Funds. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Funds' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Funds file a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Funds' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended May 31, 1997, the following amounts were reclassified due to differences between book and tax accounting for currency transactions. These changes had no effect on the net assets or net asset value per share.

                                    Emerging    International
                                     Markets       Growth and   International
                                      Equity           Income          Growth
                                  ------------- -------------- --------------
Increase (decrease):
Paid-in-capital    ............    $    4,043     $        --     $    32,902
Accumulated undistributed net
  realized gain on investments
  and foreign currency
  transactions  ...............        83,420         545,761         404,453
Accumulated undistributed net
  investment income   .........       (87,463)       (545,761)       (437,355)

Multiple Classes of Shares of Beneficial Interest - The Funds offer Class A, Class B, Class C, and Class I shares. The four classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of each Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; difference in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser - Each Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.975% of average daily net assets for the International Growth Fund and the International Growth and Income Fund, and 1.25% of average daily net assets for the Emerging Markets Equity Fund The advisory agreements permit the adviser to engage one or more sub-advisers and the adviser, MFS, has engaged Foreign & Colonial Management Ltd., an England and Wales Company, to assist in the performance of its services.

Under a temporary expense reimbursement agreement, MFS has voluntarily agreed to pay all of the Emerging Markets Equity Fund's operating expenses, exclusive of management, distribution, and service fees. The Emerging Markets Equity Fund in turn will pay MFS an expense reimbursement fee not greater than 0.75% of average daily net assets for Class A, Class B, and Class C shares. To the extent that the expense reimbursement fee exceeds the Emerging Markets Equity Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At May 31, 1997, the aggregate unreimbursed expenses owed to MFS by the Emerging Markets Equity Fund amounted to $38,092.

Administrator - Effective March 1, 1997, each Fund has an administrative services agreement with MFS to provide each Fund with certain financial, legal, compliance, shareholder communications, and other administrative services. As a partial reimbursement for the cost of providing these services, each Fund pays MFS an administrative fee up to 0.015% per annum of each Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

The Funds pay no compensation directly to their Trustees who are officers of the investment adviser, or to officers of the Funds, all of whom receive remuneration for their services to the Funds from MFS. Certain of the officers and Trustees of the Funds are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). Each of the Funds has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation are net periodic pension expenses of $1,701, $1,701, and $1,701 for the Emerging Markets Equity Fund, International Growth and Income Fund, and International Growth Fund, respectively, for the year ended May 31, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $44,930, $18,575, and $79,525 for the Emerging Markets Equity Fund, International Growth and Income Fund, and International Growth Fund, respectively, for the year ended May 31, 1997, as its portion of the sales charge on sales of Class A shares of each Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares of each Fund pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each Fund's distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers, and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $15,111, $6,002, and $28,940 for the Emerging Markets Equity Fund, International Growth and Income Fund, and International Growth Fund, respectively, for the year ended May 31, 1997. Fees incurred under each Fund's distribution plan during the year ended May 31, 1997, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

Each Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,469, $1,835, and $5,117 for Class B shares of the Emerging Markets Equity Fund, International Growth and Income Fund, and International Growth Fund, respectively, for the year ended May 31, 1997 and $2, $0, and $26 for Class C shares of the Emerging Markets Equity Fund, International Growth and Income Fund, and Interna-tional Growth Fund, respectively, for the period ended May 31, 1997. Fees incurred under each Fund's distribution plan during the year ended May 31, 1997, were 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Purchases over $1 million into Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within twelve months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption with six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within twelve months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges for Class A shares imposed during the year ended May 31, 1997, were $48, $11, and $1,254 for the Emerging Markets Equity Fund, International Growth and Income Fund, and International Growth Fund, respectively. Contingent deferred sales charges for Class B shares imposed during the period ended May 31, 1997, were $43,118, $32,134, and $103,091 for the Emerging Markets Equity Fund, International Growth and Income Fund, and International Growth Fund, respectively. Contingent deferred sales charges for Class C shares imposed during the period ended May 31, 1997, were $1,252, $213, and $3,733 for the Emerging Markets Equity Fund, International Growth and Income Fund, and International Growth Fund, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares of each Fund at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations aggregated $62,033,984 and $24,482,588, $27,162,926 and $22,901,788, and $90,622,329 and $25,759,078
for the Emerging Markets Equity Fund, International Growth and Income Fund, and International Growth Fund, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:


                                 Emerging Markets  International Growth          International
                                      Equity Fund       and Income Fund            Growth Fund
                                 ----------------  --------------------          -------------
Aggregate cost                      $  76,343,323          $ 26,735,821          $ 108,082,411
                                    =============          ============          =============
Gross unrealized appreciation       $  15,430,144          $  3,339,321          $  17,283,458
Gross unrealized depreciation          (1,918,610)             (703,013)            (4,699,438)
                                    -------------          ------------          -------------
 Net unrealized appreciation        $  13,511,534          $  2,636,308          $  12,584,020
                                    =============          ============          =============

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:




                                            Emerging Markets              International Growth                International
                                               Equity Fund                   and Income Fund                   Growth Fund
Class A Shares                       ------------------------------- ------------------------------- -----------------------------
Year Ended May 31, 1997                    Shares          Amount         Shares           Amount          Shares          Amount
------------------------------------ -------------- ---------------- -------------- ---------------- -------------- --------------
Shares sold                             2,277,472   $  39,713,990        365,309    $   5,792,690       3,428,135   $  55,431,605
Shares issued to shareholders
  in reinvestment of distributions         17,927         287,543          5,771           90,897          36,196         576,007
Transfer to Class I                        (1,982)        (32,637)         --             --               (1,308)        (20,795)
Shares reacquired                      (1,516,023)    (26,385,091)      (296,169)      (4,680,979)     (2,584,373)    (41,727,368)
                                      -----------   --------------    ----------    --------------    -----------   --------------
  Net increase                            777,394   $  13,583,805         74,911    $   1,202,608         878,650   $  14,259,449
                                      ===========   ==============    ==========    ==============    ===========   ==============

                                          Emerging Markets              International Growth               International
                                             Equity Fund                  and Income Fund                   Growth Fund
Class A Shares - continued         ------------------------------- ------------------------------ -----------------------------
Period Ended May 31, 1996*               Shares          Amount        Shares           Amount          Shares          Amount
------------------------------------------------- ---------------- ------------- ---------------- -------------- --------------
Shares sold                           1,490,414   $  23,464,680       793,963    $  12,142,184       2,712,981   $  42,075,064
Shares issued to shareholders
  in reinvestment of distributions          514           7,966           658           10,210             367           5,219
Shares reacquired                      (288,449)     (4,694,661)      (46,699)        (723,607)       (230,844)     (3,729,818)
                                    -----------   --------------    ---------    --------------    -----------   --------------
  Net increase                        1,202,479   $  18,777,985       747,922    $  11,428,787       2,482,504   $  38,350,465
                                    ===========   ==============    =========    ==============    ===========   ==============

                                        Emerging Markets               International Growth              International
Class B Shares                             Equity Fund                     and Income Fund                Growth Fund
                                  ------------------------------  -----------------------------   -----------------------------
Year Ended May 31, 1997                Shares          Amount        Shares           Amount            Shares          Amount
---------------------------------------------   --------------    ---------   -----------------   ------------   --------------
Shares sold                         2,844,356   $  50,086,036       462,559    $   7,367,431         4,424,042   $  71,166,884
Shares issued to shareholders in
  reinvestment of distributions        12,630         202,215         2,318           36,552            15,231         240,644
Shares reacquired                  (1,371,122)    (23,955,353)     (352,648)      (5,601,722)       (3,294,305)    (52,883,159)
                                  -----------   --------------    ---------    --------------      -----------   --------------
  Net increase                      1,485,864   $  26,332,898       112,229    $   1,802,261         1,144,968   $  18,524,369
                                  ===========   ==============    =========    ==============      ===========   ==============

Period Ended May 31, 1996*             Shares          Amount        Shares           Amount            Shares          Amount
---------------------------------------------   --------------    ---------    --------------      -----------   --------------
Shares sold                         1,451,675   $  22,955,034     1,009,636    $  15,569,570         2,695,977   $  42,216,165
Shares issued to shareholders in                                                                            --              --
  reinvestment of distributions           268           4,217           358            5,557
Shares reacquired                    (236,505)     (3,815,365)     (154,421)      (2,371,883)          (98,950)     (1,595,767)
                                  -----------   --------------    ---------    --------------      -----------   --------------
  Net increase                      1,215,438   $  19,143,886       855,573    $  13,203,244         2,597,027   $  40,620,398
                                  ===========   ==============    =========    ==============      ===========   ==============

                                         Emerging Markets               International Growth               International
Class C Shares                              Equity Fund                    and Income Fund                   Growth Fund
                                    ------------------------------  -----------------------------    -----------------------------
Year Ended May 31, 1997**                Shares          Amount        Shares           Amount             Shares          Amount
-----------------------------------------------   --------------    ---------    ----------------    ------------   --------------
Shares sold                             160,074   $   2,796,205        89,056    $   1,379,569            174,418   $   2,818,920
Shares issued to shareholders in
  reinvestment of distributions             676          10,754            39              605                852          13,410
Shares reacquired                       (19,025)       (339,707)      (74,550)      (1,173,998)           (32,276)       (516,669)
                                    -----------   --------------    ---------    --------------       -----------   --------------
  Net increase                          141,725   $   2,467,252        14,545    $     206,176            142,994   $   2,315,661
                                    ===========   =============     =========    ==============       ===========   ==============

                                   Emerging Markets              International Growth              International
Class I Shares                        Equity Fund                  and Income Fund                  Growth Fund
                              ----------------------------   -----------------------------   ----------------------------
Period Ended May 31, 1997***       Shares          Amount        Shares           Amount           Shares          Amount
-----------------------------------------   --------------    ---------    --------------     -----------   -------------
Shares sold                        14,138   $     257,507            29    $         443            3,673   $      58,463
Transfer from Class A               1,982          32,637            --               --            1,308          20,795
Shares reacquired                    (366)         (6,764)           --               --              --             --
                              -----------   --------------    ---------    --------------     -----------   -------------
  Net increase                     15,754   $     283,380            29    $         443            4,981   $      79,258
                              ===========   ==============    =========    ==============     ===========   ==============

  *For the period from the commencement of investment operations, October 24,
   1995, to May 31, 1996.
 **For the period from the commencement of offering of Class C shares, June 27, 1996, to May 31, 1997, for the Emerging Markets Equity Fund. For the period from the commencement of offering of Class C shares, July 1, 1996, to May 31, 1997, for the International Growth and Income Fund and the International Growth Fund.
***For the period from the commencement of offering of Class I shares, January
   2, 1997, to May 31, 1997.

(6) Line of Credit

The Funds entered into agreements which enable them to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $400 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fees allocated to the Funds for the year ended May 31, 1997, were $0, $283, and $1,198 for the Emerging Markets Equity Fund, International Growth and Income Fund, and International Growth Fund, respectively.

(7) Financial Instruments

The Funds trade financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

International Growth and Income Fund
Written Option Transactions


                                                                1997 Calls                           1997 Puts
                                                    ----------------------------------   ---------------------------------
                                                 Principal Amounts                   Principal Amounts
                                                      of Contracts                        of Contracts
                                                     (000 Omitted)       Premiums        (000 Omitted)          Premiums
                                                    -------------------   ------------   ------------------   ------------
Outstanding, beginning of period -
 Canadian Dollars                                            --            $ --                  1,457         $   3,828
 Deutsche Marks                                              1,499          6,983                 --                --
 Deutsche Marks/British Pounds                               1,386          4,209                 --                --
 Italian Lire/Deutsche Marks                             2,817,989         20,484                 --                --
 Japanese Yen                                                --              --                122,808             7,290
 Spanish Pesetas/Deutsche Marks                              --              --                 63,527             1,575
Options written -
 Australian Dollars                                            147            993                 --                --
 British Pounds                                              --              --                    371             2,800
 Deutsche Marks                                              1,325          6,313                1,545             3,143
 Deutsche Marks/British Pounds                               1,819          7,202                  728             9,382
 Japanese Yen                                              219,563         19,049              282,000            17,466
 Swiss Francs/Deutsche Marks                                   477          1,447                1,059            13,071
Options terminated in closing transactions -
 Australian Dollars                                           (147)          (993)                --                --
 Deutsche Marks                                             (2,824)       (13,296)              (1,545)           (3,143)
 Deutsche Marks/British Pounds                              (1,386)        (4,209)                (728)           (9,382)
 Italian Lire/Deutsche Marks                            (2,817,989)       (20,484)                --                --
 Japanese Yen                                             (219,563)       (19,049)            (205,000)          (13,677)
 Swiss Francs/Deutsche Marks                                 --              --                 (1,059)          (13,071)
Options expired -
 Canadian Dollars                                                                               (1,457)           (3,828)
 Deutsche Marks/British Pounds                              (1,819)        (7,202)                --                --
 Japanese Yen                                                --              --               (122,808)           (7,290)
 Spanish Pesetas/Deutsche Marks                              --              --                (63,527)           (1,575)
 Swiss Francs/Deutsche Marks                                  (477)        (1,447)                --                --
                                                       -----------        ---------          ---------         ---------
Outstanding, end of period                                   --         $    --                 77,371         $   6,589
                                                       ===========        =========          =========         =========
Options outstanding at end of period consist of:
 British Pounds                                              --         $    --                    371         $   2,800
 Japanese Yen                                                --              --                 77,000             3,789
                                                       -----------        ---------          ---------         ---------
Outstanding, end of period                                   --         $    --                 77,371         $   6,589
                                                       ===========        =========          =========         =========

At May 31, 1997, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
International Growth and Income Fund

                                                                                                     Net Unrealized
                                                    Contracts to                          Contracts    Appreciation
              Settlement Date                    Deliver/Receive In Exchange for           at Value  (Depreciation)
              ===================   ============================   =================   ============     ===============
Sales          8/26/97              AUD                  400,387      $  310,670         $  304,877        $  5,793
               6/30/97              BEF               12,095,412         376,125            343,957          32,168
               8/26/97              CHF                   88,335          62,423             63,218            (795)
               8/26/97-10/14/97     DEM                4,413,501       2,704,813          2,607,501          97,312
               9/30/97              ESP               13,746,758          95,400             95,375              25
              10/14/97              FRF                6,200,000       1,180,728          1,085,825          94,903
               9/30/97              GBP                   39,621          64,860             64,782              78
               6/30/97              ITL              305,660,812         180,124            180,646            (522)
              10/14/97              JPY              239,000,000       2,143,210          2,096,030          47,180
               6/30/97              SEK                  520,009          74,073             67,198           6,875
                                                                      -----------       -----------        --------
                                                                      $7,192,426         $6,909,409        $283,017
                                                                      ===========       ===========        ========

Purchases     9/30/97               CAD                  433,166      $  314,490         $  316,682        $  2,192
              8/26/97               CHF                  935,115         640,200            669,230          29,030
              9/30/97               DEM                  161,159          95,400             95,311             (89)
              6/30/97-8/26/97       ESP               38,703,652         270,694            268,111          (2,583)
              6/30/97-8/26/97       JPY              217,948,304       1,797,772          1,884,856          87,084
              8/26/97               NLG                1,148,588         606,000            602,103          (3,897)
                                                                      -----------       -----------        --------
                                                                      $3,724,556         $3,836,293        $111,737
                                                                      ===========       ===========        ========

At May 31, 1997, forward foreign currency exchange contract purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded above for the International Growth and Income Fund amounted to a net receivable of $74,704. At May 31, 1997, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.


Forward Foreign Currency Exchange Contracts
International Growth Fund


                                                     Contracts to                           Contracts   Net Unrealized
              Settlement Date                     Deliver/Receive  In Exchange for           at Value     Appreciation
              =================   ===============================   =================   =============      ===============
Sales         10/14/97            DEM                   6,400,000      $ 4,114,618        $ 3,789,018         $325,600
              10/14/97            FRF                  20,500,000        3,904,018          3,590,227          313,791
              10/14/97            JPY               1,617,000,000       14,500,292         14,181,090          319,202
                                                                       ------------      ------------         ---------
                                                                       $22,518,928        $21,560,335         $958,593
                                                                       ============      ============         =========
Purchases     10/14/97            JPY                 808,500,000      $ 6,959,329        $ 7,090,545         $131,216
                                                                       ============      ============         =========

At May 31, 1997, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees of MFS Series Trust X and Shareholders of MFS/Foreign & Colonial International Funds:

We have audited the accompanying statements of assets and liabilities of MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS/Foreign & Colonial International Growth and Income Fund, and MFS/Foreign & Colonial International Growth Fund, ("the Funds") including the schedules of portfolio investments, as of May 31, 1997, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from October 24, 1995 (commencement of operations) to May 31, 1996. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS/Foreign & Colonial International Growth and Income Fund, and MFS/Foreign & Colonial International Growth Fund at May 31, 1997, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for the year then ended and for the period from October 24, 1995 (commencement of operations) to May 31, 1996, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
July 1, 1997



                       --------------------------------


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

It's Easy to Contact Us

[PHONE GRAPHIC] MFS Automated Information

  Account Information:
  Call 1-800-MFS-TALK (1-800-637-8255)
  anytime.

  Investment Outlook:
  Call 1-800-637-4458 anytime for the MFS outlook on the bond and stock markets.

[QUESTION MARK GRAPHIC] MFS Personal Service

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  Call 1-800-225-2606 any business day
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[LETTER GRAPHIC] MFS Addresses

  MFS Service Center, Inc.
  P.O. Box 2281
  Boston, MA 02107-9906

  World Wide Web:
  www.mfs.com

The MFS Family of Funds(R)
America's Oldest Mutual Fund Group

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time. This material should be read carefully before investing or sending money.

Stock
----------------------------------------------------------
Massachusetts Investors Trust
Massachusetts Investors Growth Stock Fund
MFS(R) Capital Growth Fund
MFS(R) Emerging Growth Fund
MFS(R) Growth Opportunities Fund
MFS(R) Managed Sectors Fund
MFS(R) OTC Fund
MFS(R) Research Fund
MFS(R) Research Growth and Income Fund
MFS(R) Strategic Growth Fund
MFS(R) Value Fund

Stock and Bond
----------------------------------------------------------
MFS(R) Total Return Fund
MFS(R) Utilities Fund

Bond
----------------------------------------------------------
MFS(R) Bond Fund
MFS(R) Government Mortgage Fund
MFS(R) Government Securities Fund
MFS(R) High Income Fund
MFS(R) Intermediate Income Fund
MFS(R) Strategic Income Fund

Limited Maturity Bond
----------------------------------------------------------
MFS(R) Government Limited Maturity Fund
MFS(R) Limited Maturity Fund
MFS(R) Municipal Limited Maturity Fund

World
----------------------------------------------------------
MFS(R)/Foreign & Colonial Emerging Markets Equity Fund
MFS(R)/Foreign & Colonial International Growth Fund
MFS(R)/Foreign & Colonial International
  Growth and Income Fund
MFS(R) World Asset Allocation Fund(SM)
MFS(R) World Equity Fund
MFS(R) World Governments Fund
MFS(R) World Growth Fund
MFS(R) World Total Return Fund

National Tax-Free Bond
----------------------------------------------------------
MFS(R) Municipal Bond Fund
MFS(R) Municipal High Income Fund
MFS(R) Municipal Income Fund

State Tax-Free Bond
----------------------------------------------------------
Alabama, Arkansas, California, Florida, Georgia, Maryland,
Massachusetts, Mississippi, New York, North Carolina,
Pennsylvania, South Carolina, Tennessee, Virginia, West
Virginia

Money Market
----------------------------------------------------------
MFS(R) Cash Reserve Fund
MFS(R) Government Money Market Fund
MFS(R) Money Market Fund

MFS/Foreign & Colonial International Funds

Trustees
A. Keith Brodkin* - Chairman and President
Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director,
Cambridge Trust Company

Peter G. Harwood - Private Investor

J. Atwood Ives - Chairman and Chief Executive Officer,
Eastern Enterprises

Lawrence T. Perera - Partner, Hemenway & Barnes

William J. Poorvu - Adjunct Professor, Harvard University
Graduate School of Business Administration

Charles W. Schmidt - Private Investor

Arnold D. Scott* - Senior Executive Vice President, Director and Secretary, Massachusetts Financial Services Company

Jeffrey L. Shames* - President and Director,
Massachusetts Financial Services Company

Elaine R. Smith - Independent Consultant

David B. Stone - Chairman, North American Management
Corp. (investment advisers)

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Portfolio Managers
Arnab Kumar Banerji
Jeff Chowdhry
Richard O. Hawkins*
June Scott
Ian K. Wright

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*



*Affiliated with the Investment Adviser


Assistant Secretary
James R. Bordewick, Jr.*

Custodian
State Street Bank and Trust Company

Auditors
Ernst & Young LLP

Investor Information
For MFS stock and bond market outlooks, call toll free:
1-800-637-4458 anytime from a touch-tone telephone.
For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free:
1-800-637-2929 any business day from 9 a.m. to 5 p.m.
Eastern time (or leave a message anytime).

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m to 8 p.m. Eastern time.
For service to speech- or hearing-impaired, call toll free:
1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)
For share prices, account balances, and exchanges, call toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

World Wide Web
www.mfs.com


[DALBAR GRAPHIC]

For the third year in a row, MFS earned a #1 ranking in the DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey.
A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including "knowledge of phone service contracts," "accuracy of transaction processing," and "overall ease of doing business with the firm."

MFS(R)/
FOREIGN &
COLONIAL
INTERNATIONAL
FUNDS

[DALBAR GRAPHIC]

500 Boylston Street
Boston, MA 02116-3741

[MFS LOGO]

Bulk Rate
U.S. Postage
Paid
MFS

(C) 1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

85/285/385/885
86/286/386/886
87/287/387/887
MFC-2 7/97 48M